UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

G. Paul Matthews, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asian Funds

ANNUAL REPORT

DECEMBER 31, 2006

Asia Pacific Fund
Asia Pacific Equity Income Fund
Pacific Tiger Fund
Asian Growth and Income Fund
Asian Technology Fund
China Fund
India Fund
Japan Fund
Korea Fund

Investing in the future

of Asia since 1994

Cover photo: Flooded rice terraces in the Zhuang Autonomous Region of Guangxi, China.

www.matthewsfunds.com

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

MESSAGES TO SHAREHOLDERS

Dear Shareholder,

After 12 years with the Matthews Asian Funds and eight as its independent chairman, Professor Richard Lyons has accepted a new appointment that precludes his remaining an independent trustee. With much regret, the Board of Trustees of the Matthews Asian Funds accepted Professor Lyons’s resignation. We would like to take this opportunity to thank Professor Lyons for his significant contribution to the Fund family and its development over the years.

At its regular meeting in November 2006, the Board voted to appoint Mr. Geoffrey Bobroff as its chairman, replacing Professor Lyons. We welcome Geoff as the new independent chairman of the Matthews Asian Funds. He joined the Board in May 2006, and his wealth of industry expertise will be invaluable to the Fund family.

Sincerely,

G. Paul Matthews
Interested Trustee, Board of Trustees of the Matthews Asian Funds Chairman and Chief Investment Officer, Matthews International Capital Management, LLC

FROM THE BOARD OF TRUSTEES

Dear Shareholder,

It is with great pleasure that I have been named the new independent chairman of the Matthews Asian Funds. I look forward to the many challenges and opportunities that we face in the ever-changing mutual fund industry.

On behalf of the Fund’s Board, I share Paul’s recognition of Rich’s leadership and his many contributions to the Funds over the years. It is my hope to continue to serve the shareholders to the standards that Rich set during his tenure as chairman.

Rest assured, the goal of the Board of Trustees remains to tirelessly serve in the best interests of the Funds’ shareholders.

Sincerely,

Geoffrey H. Bobroff
Chairman of the Board of Trustees Matthews Asian Funds

During the past 38 years, Mr. Bobroff has held various positions within the mutual fund industry, ranging from staff trial attorney at the Securities and Exchange Commission to executive positions with two different fund organizations and Lipper Analytical Services, to an independent consultant to the financial services industry.

2	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

FROM THE INVESTMENT ADVISOR

Dear Shareholder,

2006 was generally a very positive one for the Asia Pacific region, which with the major exception of Japan enjoyed robust economic growth and strong financial market performance. It was a year dominated in economic terms by China and India, both of which enjoyed substantial gains in their stock markets against a background of continued high rates of real economic growth. From relatively low bases, these two countries have succeeded in sustaining real growth in per capita incomes and GDP that is changing the landscape in Asia. The emergence of the Chinese and Indian economies in recent years has generally been positive for the rest of the region, but competitive pressures have undoubtedly had some negative impact, particularly in Japan. In 2006, investors again questioned the vigor and sustainability of Japan’s economic recovery. With financial scandals again in the headlines, 2006 was a difficult year for market reformers in Japan, but we remain confident that in the medium term, deregulation and market reforms remain the dominant trends.

By contrast, the China and India stock exchanges not only enjoyed substantial gains on the year but also saw substantial capital raised through their equity markets. For those of us who have focused our careers on Asia Pacific economies and financial markets, the recent emergence of these two large population centers as truly viable financial powers has been remarkable. In the past several years, the evolution of the Chinese banking system in particular has defied almost all expectations, and the successful listings of major Chinese banks on overseas exchanges in 2006, raising a total of US$35 billion during the year, marked a particularly important milestone.

During the year, investors had plenty of reminders of the risks and challenges in the region. Most notably, the coup and subsequent policy uncertainties in Thailand, the profit-taking that unsettled almost all emerging markets last May, the continued geopolitical stand off with North Korea, financial scandals in Japan, and periodic bird flu scares all served to cause short-term volatility and unsettle investors. Such risks will undoubtedly continue to surface from time to time. While the economies of Asia are among the fastest-growing in the world, we continue to believe that the lack of a single regional currency puts them at some disadvantage to their counterparts in Europe and the U.S., but this cannot be resolved in a short time frame. Some further convergence of income levels around the region is probably a prerequisite of any substantive move toward a more unified regional currency regime, but at the current pace of real growth in China and India, this convergence is years rather than decades away.

The eight funds that comprised the Matthews Asian Funds at the start of 2006 saw returns range from –6.44% in the case of the Matthews Japan Fund to +64.81% in the case of the

800.789.ASIA [2742] www.matthewsfunds.com	3

MESSAGES TO SHAREHOLDERS

Matthews China Fund. Since the inception of the fund family, the primary focus has been to record long-term capital gains, and we are extremely proud of the fund family’s performance over the long term. In the shorter term, some of the Funds underperformed their benchmarks. We are conscious of the challenges posed by the rapidly evolving investment landscape in Asia and believe that our focus on companies and sectors that are best positioned for long-term sustainable growth remains entirely appropriate. We do not expect all of the funds to beat their benchmarks over all periods but believe strongly that they are well-positioned to achieve their long-term objectives. The composition of most benchmarks for the region is also evolving and generally remains constrained by the lack of market access in countries such as India and China and by the challenges imposed by closed capital accounts in many countries in the region.

As of January 1, 2007, the Funds announced a number of changes to their portfolio management teams, which we believe adds to the depth and breadth of the teams and represent a further evolution of our investment capabilities. While Japan’s economic reform and its markets suffered serious setbacks in 2006, we remain optimistic for the market long-term and increased our investment team capabilities to this market during the year. Due to the increasing range and size of the invest-able Asian universe, coupled with our belief in Asia’s long-term growth, we believe that it is in the best interests of the shareholders to add resources to our investment team as needed to keep pace with the evolution of Asia’s financial markets.

During the year, the Matthews Asia Pacific Equity Income Fund was launched, offering investors a diversified regional equity fund that invests in equity securities that have a record of paying dividends. As Asian markets have developed over the past decade, companies have advanced their dividend policies and practices. Reinvested dividends have comprised about half of the return available from the Asia Pacific region over the past two decades; and the region in aggregate also accounts for over 20% of the dividends paid throughout the world. In essence, the new Fund strives to capitalize on these trends by explicitly focusing on dividends. The new Fund is particularly suited to shareholders who are seeking exposure to the Asia Pacific region but would also like to receive a greater portion of their returns delivered via distributions of current income.

Thank you for your investment in the Matthews Asian Funds.

G. Paul Matthews
Chairman and Chief Investment Officer Matthews International Capital Management, LLC

MarkW. Headley
Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC

4	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

REDEMPTION FEE POLICY

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee or provide adequate alternative controls. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2006. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2006, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

800.789.ASIA [2742] www.matthewsfunds.com	5

MATTHEWS ASIA PACIFIC FUND

FUND DESCRIPTION	SYMBOL: MPACX

Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of that company.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2007.

Lead Manager: Mark W. Headley

Co-Managers: Richard H. Gao,Taizo Ishida and Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Fund saw a wide variety of market conditions in 2006, from rip-roaring bull markets in China, India and Singapore to very challenging conditions in Korea, Japan and Taiwan, and is reflective of the tremendous range of economic conditions across an increasingly complex and diverse region. The Fund gained 17.39% for 2006 versus a return of 16.84% for the MSCI All Country Asia Pacific Index. The outperformance was driven by Chinese financials and select positions in the Indian technology sector. The Lipper Pacific Region Funds Category Average returned 19.85% for the year.

2006 can be characterized as the Year of China and India, with returns from these two markets dominating positive performance. Strong economic growth in both economies and relatively few hiccups within their domestic financial systems led investors to embrace their long-term potential with great enthusiasm. One of the most notable developments in recent years has been the ongoing reform in the Chinese banking sector, and this came to the fore last year. Strengthening balance sheets, increasing focus on profitability, and expectations of an appreciating renminbi created a powerful dynamic for stocks in the financial sector, with investors pouring in $35 billion in initial public offerings of Chinese banks. 2006 also marked the completion of reforms within the domestic A share market. As a result, some of the companies with H shares have started to seek listings on the domestic A share market, and these issuances are being well received by domestic investors, further reinforcing the positive trends for Chinese equities.

Meanwhile, the direction of economic reforms in India remains favorable, although the pace has become uneven and progress on issues such as reforming labor laws and investing in infrastructure has been labored. What is encouraging is that there are some early signs of a pick-up in corporate investment, and that may provide some support to the growth momentum, especially if consumer spending starts to moderate in the face of rising interest rates. The earnings performance at the corporate level was generally robust last year, supporting the gains in the stock market, although it is also increasingly evident that even the smallest of slippages is being punished by investors.

continued on page 9

6	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006
Fund Inception: 10/31/03	3 MO	1 YR	Average Annual Total Returns
			3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	11.40%	17.39%	19.50%	19.57%
MSCI All Country Asia Pacific Index[1]	9.63%	16.84%	19.70%	20.24%
Lipper Pacific Region Funds Category Average[2]	11.08%	19.85%	20.73%	21.32%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost.The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

OPERATING EXPENSES[3]
Fiscal Year 2006	1.24%

PORTFOLIO TURNOVER[4]
Fiscal Year 2006	40.45%

[1]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an Index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

As of 12/31/06, the Lipper Pacific Region Funds Category Average consisted of 28 funds for the three-month period, 26 funds for the one-year period, and 25 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

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MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
China Life Insurance Co., Ltd.	China/Hong Kong	2.5%
China Vanke Co., Ltd.	China/Hong Kong	2.2%
Hana Financial Group, Inc.	South Korea	2.2%
The Sumitomo Trust & Banking Co., Ltd	Japan	2.1%
AXA Asia Pacific Holdings, Ltd	Australia	2.1%
Amorepacific Corp.	South Korea	2.0%
Lenovo Group, Ltd.	China/Hong Kong	2.0%
Dah Sing Financial Holdings, Ltd.	China/Hong Kong	2.0%
DBS Group Holdings, Ltd.	Singapore	1.9%
Bank of Communications Co., Ltd	China/Hong Kong	1.9%
% OF ASSETS IN TOP 10		20.9%

COUNTRY ALLOCATION
Japan	38.9%
China/Hong Kong	24.4%
South Korea	11.6%
India	8.0%
Singapore	4.5%
Thailand	3.9%
Australia	2.9%
Indonesia	2.7%
Taiwan	2.6%
Malaysia	0.3%
Cash and other	0.2%

SECTOR ALLOCATION
Financials	34.8%
Consumer Discretionary	23.1%
Information Technology	15.2%
Consumer Staples	7.8%
Health Care	6.8%
Industrials	5.1%
Telecommunication Services	4.8%
Materials	2.2%
Cash and other	0.2%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	56.7%
Mid cap ($1–$5 billion)	34.8%
Small cap (under $1 billion)	8.3%
Cash and other	0.2%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
78	$16.92	$449.7 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

8	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 6

In contrast, the Japanese market saw a very mixed year, with smaller companies hit hard by negative sentiment and larger companies treading water. Despite the longest economic expansion period in recent history and fourth consecutive year of corporate profit increases, the stock market did not repeat its stellar performance of 2005. It was a classic defensive year, and the Fund’s notable absence in utilities and foods negatively affected performance, though its overweight in pharmaceuticals helped to some extent. The areas that suffered the most included other financials, retail and services. The Fund tends to focus more on long-term growth areas, and Japanese utilities were not clearly one of those areas. Toward the end of the year, the Japanese portion of the portfolio was repositioned to take advantage of weak domestic consumption and broader domestic service industries, including financial advisors and real estate companies.

Thailand was also a notable source of weakness for the portfolio, with stocks affected by macro events. The coup followed by the unexpected imposition of partial capital controls has no doubt undermined investor confidence, and recovery is likely to be a slow and extended process. That said, we will look to take advantage by investing in companies with solid underlying fundamentals that have been excessively punished in the sell-off.

The Fund saw solid returns from exposure to the Korean, Australian, Singaporean and Indonesian markets.

On a sector basis, the portfolio saw very strong returns from its holdings in financials, dominated by the holdings in Chinese insurance and property. One of the Fund’s property holdings, China Vanke, was a leading contributor to performance in 2006. The company is one of the largest residential property developers, with projects in several major cities in China. What is attractive about China Vanke is its diversified land bank with an emphasis on mid-end residential projects. We have visited the company and its residential developments frequently in the past and are impressed by the quality of management and their execution capabilities, and believe that the company will be a key beneficiary of rising living standards in China.

Information technology also made a healthy contribution to positive performance, as did consumer discretionary and staples, and health care. The portfolio remains largely devoid of exposure to commodities and energy, which generally hurt performance until the last part of the year.

Smaller-company exposure held back performance in 2006, with positive returns dominated by larger companies. The performance of small companies was very mixed across the region, but Japan, in particular, experienced a very rough year in that part of the market. The Fund has maintained an all-capitalization strategy from inception, and we believe that smaller companies in Japan are quite attractive following the recent pull-back.

Very importantly, on January 1, 2007, we reorganized the Fund’s portfolio management team, with Co-Managers Paul Matthews and Andrew Foster stepping down and Co-Managers Taizo Ishida and Sharat Shroff joining Co-Manager Richard Gao in assisting Lead Manager Mark Headley on the Fund. Taizo and Sharat bring tremendous strength to the team, with deep expertise in Japan and India, respectively. We are very enthusiastic about the ability to combine our efforts on the portfolio and find the best means of participating in the long-term growth potential of the region.

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MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTS*

EQUITIES: 99.8%**

	SHARES	VALUE
JAPAN: 38.9%
The Sumitomo Trust & Banking Co., Ltd.	907,000	$9,511,668
Nintendo Co., Ltd.	30,400	7,893,450
Nitto Denko Corp.	157,200	7,872,879
Sysmex Corp.	198,500	7,772,867
Toyota Motor Corp. ADR	55,600	7,467,636
Sekisui House, Ltd.	497,000	7,237,519
Sony Corp. ADR	158,000	6,767,140
Hoya Corp.	170,700	6,655,586
KK DaVinci Advisors ***	6,650	6,593,841
Takeda Pharmaceutical Co., Ltd.	95,600	6,563,186
Ito En, Ltd.	211,000	6,453,846
Point, Inc.	97,200	6,387,160
T&D Holdings, Inc.	94,030	6,218,361
Mizuho Financial Group, Inc.	866	6,185,454
Canon, Inc. ADR	109,050	6,171,140
Credit Saison Co., Ltd.	171,900	5,922,356
Nomura Holdings, Inc.	289,000	5,451,914
Monex Beans Holdings, Inc.	6,805	5,289,379
Ryohin Keikaku Co., Ltd.	67,000	5,128,944
Yamada Denki Co., Ltd.	57,300	4,863,073
Nitori Co., Ltd.	111,900	4,861,334
The Chiba Bank, Ltd.	553,000	4,674,745
ASKUL Corp.	231,400	4,501,416
Unicharm Petcare Corp.	121,900	4,435,335
Benesse Corp.	113,400	4,316,642
Nidec Corp.	54,700	4,228,730
Honda Motor Co., Ltd. ADR	103,100	4,076,574
Matsushita Electric Industrial Co., Ltd.	204,000	4,071,258
Keyence Corp.	8,200	2,031,999
Nippon Shokubai Co., Ltd.	187,000	1,987,774
Kinki Sharyo Co., Ltd.	428,000	1,791,051
Honda Motor Co., Ltd.	34,000	1,342,801

Total Japan		174,727,058

CHINA/HONG KONG: 24.4%
China Life Insurance Co., Ltd. H Shares	3,309,000	11,294,749
China Vanke Co., Ltd. B Shares	5,141,243	9,868,321
Lenovo Group, Ltd.	21,662,000	8,800,370
Dah Sing Financial Holdings, Ltd.	969,200	8,778,286
Bank of Communications Co., Ltd. H Shares	7,021,000	8,520,916
China Mobile, Ltd. ADR	178,700	7,723,414
Hang Lung Group, Ltd.	2,373,000	7,215,131
Shangri-La Asia, Ltd.	2,784,000	7,176,272
Swire Pacific, Ltd. A Shares	644,000	6,917,476
Ports Design, Ltd.	2,928,000	6,399,342
NetEase.com, Inc. ADR ***	301,000	5,625,690
Television Broadcasts, Ltd.	788,000	4,812,105
Giordano International, Ltd.	7,844,000	4,285,898
Dairy Farm International Holdings, Ltd.	1,256,400	4,271,760
Pico Far East Holdings, Ltd.	19,494,000	4,034,987
ASM Pacific Technology, Ltd.	533,500	2,969,871
China Merchants Bank Co., Ltd. H Shares ***	530,500	1,123,978

Total China/Hong Kong		109,818,566

SOUTH KOREA: 11.6%
Hana Financial Group, Inc.	186,340	9,787,133
Amorepacific Corp. ***	14,691	9,119,607
Hanmi Pharmaceutical Co., Ltd.	53,760	8,064,218
SK Telecom Co., Ltd. ADR	218,900	5,796,472
S1 Corp.	103,390	4,803,888
Kookmin Bank	44,780	3,600,402
Pacific Corp.	16,432	3,003,699
Kookmin Bank ADR	35,540	2,865,946
GS Home Shopping, Inc.	32,002	2,853,334
NHN Corp. ***	20,246	2,462,612

Total South Korea		52,357,311

10	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
INDIA: 8.0%
Dabur India, Ltd.	2,349,890	$7,799,341
I-Flex Solutions, Ltd. ****	158,279	7,493,577
Sun Pharmaceuticals Industries, Ltd.	318,023	7,058,515
Infosys Technologies, Ltd.	136,237	6,900,499
HDFC Bank, Ltd.	279,283	6,738,822

Total India		35,990,754

SINGAPORE: 4.5%
DBS Group Holdings, Ltd.	583,700	8,600,893
Fraser and Neave, Ltd.	1,964,000	5,762,347
Hyflux, Ltd.	3,724,812	5,658,557

Total Singapore		20,021,797

THAILAND: 3.9%
Advanced Info Service Public Co., Ltd.	3,611,600	7,946,539
Bangkok Bank Public Co., Ltd.	2,246,300	7,287,010
Land & Houses Public Co., Ltd.	12,921,200	2,514,987

Total Thailand		17,748,536

AUSTRALIA: 2.9%
AXA Asia Pacific Holdings, Ltd.	1,647,685	9,481,339
Rural Press, Ltd.	324,794	3,384,152

Total Australia		12,865,491

INDONESIA: 2.7%
Bank Rakyat Indonesia	7,889,500	4,525,455
PT Astra International	2,205,500	3,853,408
PT Ramayana Lestari Sentosa	37,330,000	3,620,186

Total Indonesia		11,999,049

TAIWAN: 2.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,376,152	6,993,717
Taiwan Secom Co., Ltd.	2,708,160	4,895,216

Total Taiwan		11,888,933

MALAYSIA: 0.3%
Top Glove Corp. BHD	338,000	1,312,528

Total Malaysia		1,312,528

TOTAL INVESTMENTS: 99.8% (Cost $358,754,170*****)		448,730,023
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		968,661

NET ASSETS: 100.0%		$449,698,684

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this fund [Note 1-A].
**	As a percentage of net assets as of December 31, 2006
***	Non-income producing security
****	Fair valued under direction of the Board of Trustess
*****	Cost for Federal income tax purposes is $359,027,361 and net unrealized appreciation consist of;

Gross unrealized appreciation	$103,703,363
Gross unrealized depreciation	(14,000,701)

Net unrealized appreciation	$89,702,662

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	11

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND DESCRIPTION	SYMBOL MAPIX

Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, new Zealand, Pakistan, Philippines,Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Jesper Madsen, CFA

PORTFOLIO MANAGER COMMENTARY

From its inception on October 31, 2006, through the end of the year, the Matthews Asia Pacific Equity Income Fund generated a return of 7.90%. The Fund’s return during the period included a distribution of current income of $0.0197 per share, paid on December 6, 2006. During this same period, the Fund’s benchmark, the MSCI All Country Asia Pacific Index, rose 6.47%.

Given that the Fund was launched recently and therefore has a short history of performance, we thought it best to offer a few comments on the Fund’s philosophy and current construction. The Fund’s objective is to generate “total return with an emphasis on providing current income.” This objective is very much in keeping with Matthews’ philosophy toward dividends: While we strive to capture attractive dividend yields from Asian equities, it is our intention not to lose sight of the goal of providing total returns to shareholders. It would be easy enough to adopt a singular focus on high current yields—but we will not do so where we believe it might undermine the capital value of the underlying stock. The most attractive aspect of dividends in Asia is not necessarily the current yield on offer, but rather the opportunity to invest in companies that can participate in the region’s growth potential—and that will grow their dividends in like fashion, over time.

This is an important distinction, particularly given current conditions in Asian markets. Like many other regions in the world, the search for “yield” in Asia has led investors to bid up capital values on dividend-paying stocks. As share prices have risen, dividend yields have fallen; thus current yields are relatively low compared to the region’s history over the past few decades. One can reasonably question whether such yields offer fair compensation for the many risks inherent to Asian markets.

Meanwhile, investment bankers and other market participants have been keen to respond to the demand for yield. In recent months, there has been no shortage of financial products on offer that purport to offer a “yield advantage” of one sort or another. Yet many of those same instruments have dubious capital values. Often, the underlying assets have sub-par growth prospects, and whatever “yield” is available looks suspiciously like capital that has been re-packaged to appear as income. Thus every dividend paid out permanently detracts from the capital value of the investment—a net continued on page 14

12	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006

Fund Inception: 10/31/06	SINCE INCEPTION
Matthews Asia Pacific Equity Income Fund	7.90%
MSCI All Country Asia Pacific Index[2]	6.47%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[3]
Since Fund inception on 10/31/06, annualized	1.50%

PORTFOLIO TURNOVER[4]
Since Fund inception on 10/31/06, annualized	0.00%

TOP TEN HOLDINGS5

	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.0%
HSBC Holdings PLC	United Kingdom	3.7%
Chunghwa Telecom Co., Ltd.	Taiwan	3.0%
BOC Hong Kong Holdings, Ltd	China/Hong Kong	2.9%
Maxis Communications BHD	Malaysia	2.9%
Public Bank BHD	Malaysia	2.7%
Hana Financial Group, Inc.	South Korea	2.7%
Lawson, Inc.	Japan	2.6%
Singapore Post, Ltd.	Singapore	2.4%
Singapore Press Holdings, Ltd.	Singapore	2.4%
% OF ASSETS IN TOP 10		29.3%

[1]	Actual returns, not annualized.

[2]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization-weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 12/31/06, 3.7% of the assets of the Matthews Asia Pacific Equity Income Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital international; total return calculations performed by PFPC Inc.

[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[5]	Holdings may include more than one security from same issuer.

800.789.ASIA [2742] www.matthewsfunds.com	13

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

COUNTRY ALLOCATION
Japan	18.4%
China/Hong Kong	17.8%
Singapore	11.5%
Taiwan	10.3%
Malaysia	9.0%
Australia	8.3%
South Korea	4.5%
United Kingdom[1]	3.7%
New Zealand	3.4%
Thailand	3.3%
Indonesia	2.9%
Philippines	2.3%
India	1.8%
Cash and other	2.8%

SECTOR ALLOCATION
Financials	23.6%
Telecommunication Services	17.3%
Consumer Discretionary	15.9%
Information Technology	12.3%
Consumer Staples	7.9%
Industrials	7.8%
Health Care	7.3%
Utilities	3.4%
Energy	1.7%
Cash and other	2.8%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	50.1%
Mid cap ($1–$5 billion)	33.1%
Small cap (under $1 billion)	14.0%
Cash and other	2.8%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
48	$10.77	$25.7 million	2.00% within 90 calendar days	None

[1]	As of 12/31/06, 3.7% of the assets of the Matthews Asia Pacific Equity Income Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index.

PORTFOLIO MANAGER COMMENTARY continued from page 12

gain of zero. Instead of buying instruments that offer “manufactured yield,” our approach is to find companies that have solid dividend policies and reasonable current yields, without losing sight of the underlying potential for long-term dividend growth.

The Fund’s investments in Japan, at 18% of the portfolio as of December 31, illustrate this approach in practice. At first glance, it is difficult for this Fund to justify any weighting in Japanese shares. Yields there are generally amongst the lowest in the Asian region. The trailing dividend yield on the members of the Japanese TOPIX index was only 1.1% at the end of 2006, well behind the average 2.6% yield for the remainder of the Asia Pacific region. Yet as low as Japanese yields are, they are not unattractive in light of the country’s prevailing interest-rate environment, where five-year government bonds return only 1.25%. In essence, one can purchase a well-diversified basket of Japanese shares and earn a rate of return that is nearly comparable to the local “risk-free rate”—and in so doing, one receives a nearly costless option on future growth.

This sort of simple financial arbitrage is not available in most other markets around the world. At present, the S&P 500 offers a trailing yield of about 1.8%, whereas a five-year U.S. treasury note yields 4.7%. In essence, a substantial gap exists between treasury yields and dividend yields: Investors in the U.S. equity market are willing to forgo 62% of the return available from risk-free treasuries in order to participate in that market’s future growth. By contrast, Japanese equity investors forgo almost nothing by investing in dividend-paying shares: They can enjoy a “risk-free” level of current income, and whatever growth comes their way is a financial bonus.

14	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

Yet even as Japanese shares offer a nearly free option on growth, this option will only become valuable if Japanese dividends are poised to grow further. We would argue that this is indeed the case. The macroeconomic backdrop is certainly positive: The economy has in fact expanded for 17 consecutive quarters, averaging about 2% growth over the period. The “bottom-up,” company-level perspective is even more heartening. Profit growth has returned to corporate Japan: Earnings have averaged low double-digit growth over the past three years. “Zombie companies”—over-indebted, unprofitable companies kept alive only by the banking system’s largesse—still exist. Yet most of the worst have been shuttered or restructured; meanwhile, many of the companies that survive are surprisingly well-run, with decent growth prospects and healthy, cash-rich balance sheets.

However, for this Fund, the potential for dividend growth rules the day, and this is precisely why its holdings in Japan are attractive. Dividend policies are only beginning to transition from an archaic concept where payouts were linked to par value—a fixed payment of about 10 yen (about $0.083) per share. Now management teams are beginning to adopt more globally competitive dividend policies where payouts are linked to earnings and growth. Dividend payout ratios average about 20%; this is the lowest payout among any major market in the world—and consequently, Japanese companies offer some of the best potential for improvement.

One of the Fund’s Japanese holdings, Eisai, illustrates the sort of sea change that is taking place in Japan. A relatively progressive and risky pharmaceutical company by Japanese standards, Eisai also promotes one of the most enlightened dividend policies in the country, if not the world. Eisai’s management has eschewed the standard performance metric of “RoE” (return on equity) in favor of “DoE” (dividends on equity). In essence, investors are asked to judge management’s performance by the amount of dividends paid out each year relative to the company’s invested capital. In order to succeed on this measure, the company must not only earn a high return on paper (RoE); it must also pay out most of that return to shareholders each year (DoE)—a real cash return.

As the Fund moves forward into 2007, our aim is to find more companies that offer good potential to grow dividends yet which also sell at reasonable valuations. It will be a difficult task, given the global demand for yield. Yet we look forward to the challenges ahead and are honored to work on behalf of the Fund and its shareholders.

800.789.ASIA [2742] www.matthewsfunds.com	15

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS*

EQUITIES: 97.2%**

	SHARES	VALUE
JAPAN: 18.4%
Lawson, Inc.	18,400	$658,661
Monex Beans Holdings, Inc.	771	599,282
Eisai Co., Ltd.	10,500	577,035
Benesse Corp.	14,600	555,758
Takeda Pharmaceutical Co., Ltd.	7,700	528,625
Tokyu REIT, Inc.	57	498,130
Hisamitsu Pharmaceutical Co., Inc.	15,100	478,358
Aderans Co., Ltd.	17,300	429,574
Nintendo Co., Ltd.	1,600	415,445

Total Japan		4,740,868

CHINA/HONG KONG: 17.8%
BOC Hong Kong Holdings, Ltd.	277,000	751,411
China Mobile, Ltd.	65,500	565,882
SA SA International Holdings, Ltd.	1,566,000	523,456
Huaneng Power International, Inc. H Shares	560,000	500,366
PetroChina Co., Ltd. H Shares	314,000	444,863
ASM Pacific Technology, Ltd.	76,500	425,858
Hang Seng Bank, Ltd.	30,400	415,453
Café de Coral Holdings, Ltd.	228,000	386,923
CLP Holdings, Ltd.	51,000	377,010
I -CABLE Communications, Ltd.	744,000	174,084

Total China/Hong Kong		4,565,306

SINGAPORE: 11.5%
Singapore Post, Ltd.	864,000	614,024
Singapore Press Holdings, Ltd.	217,000	605,548
SMRT Corp., Ltd.	675,000	523,716
Venture Corp., Ltd.	53,000	466,504
Yellow Pages, Ltd.	539,000	411,169
StarHub, Ltd.	203,000	348,095

Total Singapore		2,969,056

TAIWAN: 10.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	500,000	1,035,753
Chunghwa Telecom Co., Ltd.	416,000	773,657
Taiwan Secom Co., Ltd.	274,000	495,277
President Chain Store Corp.	140,000	338,131

Total Taiwan		2,642,818

MALAYSIA: 9.0%
Maxis Communications BHD	255,500	738,690
Public Bank BHD	321,900	707,122
Malayan Banking BHD	137,800	460,896
Berjaya Sports Toto BHD	300,400	408,707

Total Malaysia		2,315,415

AUSTRALIA: 8.3%
Coca-Cola Amatil, Ltd.	97,944	599,940
St. George Bank, Ltd.	20,581	536,103
Tabcorp Holdings, Ltd.	39,747	528,655
Insurance Australia Group, Ltd.	94,554	473,938

Total Australia		2 ,138,636

SOUTH KOREA: 4.5%
Hana Financial Group, Inc.	13,010	683,324
SK Telecom Co., Ltd.	1,980	473,362

Total South Korea		1,156,686

UNITED KINGDOM: 3.7%
HSBC Holdings PLC	52,400	960,652

Total United Kingdom		960,652

NEW ZEALAND: 3.4%
Fisher & Paykel Appliances Holdings, Ltd.	186,455	504,447
Auckland International Airport, Ltd.	238,710	368,320

Total New Zealand		872,767

16	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
THAILAND: 3.3%
Advanced Info Service Public Co., Ltd.	225,100	$495,284
Hana Microelectronics Public Co., Ltd.	436,200	344,530

Total Thailand		839,814

INDONESIA: 2.9%
PT Telekomunikasi Indonesia	409,000	460,979
PT Tempo Scan Pacific	2,916,000	292,877

Total Indonesia		753,856

PHILIPPINES: 2.3%
Globe Telecom, Inc.	23,700	596,728

Total Philippines		596,728

INDIA: 1.8%
HCL-Infosystems, Ltd.	130,667	472,362

Total India		472,362

TOTAL INVESTMENTS: 97.2% (Cost $23,999,685***)		$25,024,964
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.8%		715,250

NET ASSETS: 100.0%		$25,740,214

* On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this fund (Note 1-A).
** As a percentage of net assets as of December 31, 2006

*** Cost for Federal income tax purposes is $ 24,012,532 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,172,810

Gross unrealized depreciation	(160,378)

Net unrealized appreciation	$1,012,432

ADR American Depositary Receipt

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	17

MATTHEWS PACIFIC TIGER FUND

NOTE: THIS FUND IS CLOSED TO MOST NEW INVESTORS.

FUND DESCRIPTION	SYMBOL: MAPTX

Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGERS

Lead Manager: Mark W. Headley	Co-Manager: Richard H. Gao

PORTFOLIO MANAGER COMMENTARY

The Matthews Pacific Tiger Fund ended 2006 with a gain of 27.22%, well behind both of the Fund’s benchmark indices. The MSCI All Country Far East ex-Japan Index returned 32.20%, and the MSCI All Country Asia ex-Japan Index, which includes India, gained 33.74%. The Lipper Pacific ex-Japan Funds Category Average gained 29.99% for the year. The majority of the markets around the region had impressive years, led by very strong returns in Chinese and Indian equities. 2006 represents the fourth year in succession with returns above 20%, and the risks in the markets are certainly on our minds.

The Fund’s underperformance relative to the index was largely a result of limited exposure to China’s red-hot financial sector as well as China’s industrial and material sectors. The Fund also suffered from a significant weighting to Thailand’s market, which performed very poorly toward the end of the year. The Fund saw very strong returns from its relatively small positions in Chinese financial companies, with Chinese-related companies leading returns overall. These companies included a range of government-related and private entities that are typically listed on the Hong Kong Stock Exchange but headquartered in China. It is difficult to remember that Chinese equities were unpopular in 2005, with constant questions about the growth potential of the economy and quality of the underlying companies. Today, Chinese companies, on average, are the most expensive in the region, and investors appear somewhat enthralled. While the Fund has over 35% of its portfolio in the Hong Kong market, many positions are in mature Hong Kong companies that did not participate in the Chinese bull market.

Elsewhere in the region, the Fund saw positive returns from positions in India, Korea and Singapore. Indonesia also saw strong returns for most holdings. Thailand was the only country where the portfolio saw negative returns, and while those were fairly modest given the strength elsewhere, this had a significant effect on relative performance. The coup that occurred on September 19, 2006, took one of Asia’s lowest-priced markets and made it significantly cheaper, as uncertainty has been heaped on uncertainty. Events in Thailand have been more disruptive to market confidence than expected. Despite the political difficulties, we have been accumulating positions in Thailand, given our long-term approach and the attractive values the current environment has created.

2006 was a great year for many Asian financial firms, including the property-related companies lumped into this sector. Markets have awoken to the potential for strong growth in domestic credit and asset management industries across the region, with the emphasis on the large economies of China, India and Indonesia. With roughly continued on page 20

18	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006

Fund Inception: 9/12/94	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	13.28%	27.22%	24.34%	23.55%	9.51%	9.38%
MSCI All Country Far East ex-Japan Index[1]	15.70%	32.20%	23.73%	20.04%	2.86%	2.88%[2]
MSCI All Country Asia ex-Japan Index[3]	15.68%	33.74%	24.70%	21.18%	3.96%	3.29%[2]
Lipper Pacific ex-Japan Funds Category Average[4]	15.32%	29.99%	24.45%	21.31%	6.95%	5.51%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT FOR THE 10-YEAR PERIOD ENDED 12/31/06

OPERATING EXPENSES[5]
Fiscal Year 2006	1.16%

PORTFOLIO TURNOVER[6]
Fiscal Year 2006	18.80%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 12/31/06, 10.4% of the assets of the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.

[3]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[4]

As of 12/31/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 52 funds for the three-month period, 50 funds for the one-year period, 49 funds for the three-year period, 45 funds for the five-year period, 25 funds for the 10-year period, and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	19

MATTHEWS PACIFIC TIGER FUND

TOP TEN HOLDINGS[1]

	COUNTRY	% OF NET ASSETS
Lenovo Group, Ltd.	China/Hong Kong	3.2%
Hana Financial Group, Inc.	South Korea	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.0%
Advanced Info Service Public Co., Ltd.	Thailand	2.9%
Amorepacific Corp.	South Korea	2.9%
China Mobile, Ltd.	China/Hong Kong	2.8%
DBS Group Holdings, Ltd.	Singapore	2.8%
Dah Sing Financial Holdings, Ltd.	China/Hong Kong	2.8%
Hang Lung Group, Ltd.	China/Hong Kong	2.6%
Swire Pacific, Ltd.	China/Hong Kong	2.6%
% OF ASSETS IN TOP 10%		28.7%

COUNTRY ALLOCATION
China/Hong Kong	35.9%
South Korea	23.3%
India[2]	10.4%
Singapore	10.0%
Thailand	7.6%
Taiwan	5.2%
Indonesia	4.3%
Malaysia	2.2%
Philippines	0.4%
Cash and other	0.7%

SECTOR ALLOCATION
Financials	29.5%
Information Technology	17.5%
Consumer Discretionary	15.9%
Consumer Staples	12.5%
Telecommunication Services	9.1%
Health Care	8.2%
Industrials	6.6%
Cash and other	0.7%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	40.1%
Mid cap ($1–$5 billion)	47.9%
Small cap (under $1 billion)	11.3%
Cash and other	0.7%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
66	$23.71	$3.30 billion	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

[2]	As of 12/31/06, 10.4% of the assets of the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East ex-Japan Index.

PORTFOLIO MANAGER COMMENTARY continued from page 18

one-third of the portfolio in the broadly defined financials sector, the Fund saw significant gains in a number of markets. Bank holdings in Korea and Thailand were notably weak. The Fund saw healthy returns from information technology, consumer discretionary, telecommunication services and health care. While the portfolio enjoys a broad range of industry exposure, it continues to have no holdings in cyclical commodity and energy companies.

As a portfolio that approaches the region through investing in a wide variety of companies, exposure to smaller and especially medium-sized companies is very important. In general, 2006 was not a great year for smaller companies in the portfolio, and large companies

20	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

dominated the list of those holdings with the highest returns. We do believe that good value and unique domestic exposure can be found in smaller companies, and a number of new holdings have been added in recent months. The Fund generally has significant exposure to mid-cap companies, and that continues to be a favorite hunting ground for new positions.

Overall, the portfolio is dominated by holdings that provide long-term growth potential within the domestic Asian economies. While there is exposure to export-related industries, it is fairly modest compared to the exposure to domestic activity. We have added significant exposure to the health care sector in 2006 and continue to look for attractive companies in that sector as well as in media and leisure. All of these sectors should be long-term beneficiaries of developing Asia’s rising living standards and the demands of affluent middle class. We are more comfortable in taking risks in these sectors rather than those sectors where earnings are dominated by global commodity pricing.

Two notable positions that held back the portfolio in 2006 were Lenovo Group and Advanced Info Services (AIS). Each is a very interesting story, and both remain large holdings in the Fund. Lenovo (previously Legend Holdings) has been in the portfolio since March 1998 and is the dominant computer manufacturer and distributor in China, with over 35% of the domestic market for personal computers and a growing cell phone business. Lenovo made a bold entry into the global computer business with the acquisition of IBM’s PC business. While Lenovo has enjoyed strong momentum in its domestic business, its transformation into a global entity has been challenging, with a costly reorganization of IBM’s business in progress. There is a very real risk that Lenovo’s strength in China will be offset by the difficulties of the global markets it is attempting to master, but we believe that it has the management skill to make the leap to being a truly global Chinese technology company.

AIS has been in the Fund since January 1998. It has long been the dominant cell phone provider in Thailand. Beyond the obvious issues surrounding Thailand and its current political difficulties, AIS has the unfortunate heritage of being ex-Prime Minister Thaksin’s primary asset. The sale of the family stake in the firm to Temasek Holdings, a financial arm of the Singaporean government, was one of the issues that led to his resignation. While the company has a reputation for excellent management and its business is performing reasonably well, there are issues of the legality of Singapore’s ownership and a number of complicated regulatory issues often seen in the industry that cloud the current outlook. With a yield of over 8% and a forward price-to-earnings ratio for 2007 of approximately 12x earnings, we remain committed to the position despite the very real risks inherent in the situation.

Balancing various risks with various rewards remains the challenge of every active manager. The ever-growing breadth and depth of the Asia ex-Japan markets make that challenge ever more complicated and exciting. Avoiding highly cyclical industries has served the Fund well over the past decade but hurt its relative returns over the last few years. A market like Korea was a difficult environment in 2006 but remains by far the largest contributor to gains over the last three years. Following a discipline that searches for long-term growth but strives to avoid overvalued assets can be very challenging when markets fixate on a country or sector, but over time we believe that it remains a sound methodology.

As we enter 2007, the search is on for undervalued growth in areas that have not been pushed to unreasonable levels. In that pursuit, we have continued to invest across southeast Asia with a corresponding reduction in positions in China and India. This is certainly not a retreat from either of these markets, but simply a modest re-allocation to maintain an appropriate valuation level across the overall portfolio.

800.789.ASIA [2742] www.matthewsfunds.com	21

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTS*

EQUITIES: 99.3%**

	SHARES	VALUE
CHINA/HONG KONG: 35.9%
Lenovo Group, Ltd.	264,186,000	$107,327,791
Dah Sing Financial Holdings, Ltd.	10,032,400	90,865,945
Hang Lung Group, Ltd.	28,651,000	87,113,656
Swire Pacific, Ltd. A Shares	7,990,500	85,829,330
Bank of Communications Co., Ltd. H Shares	54,077,000	65,629,621
Li Ning Co., Ltd.	40,079,000	64,202,247
Shangri-La Asia, Ltd.	24,654,000	63,550,223
Television Broadcasts, Ltd.	10,362,700	63,282,240
Ping An Insurance Group Co. of China, Ltd. H Shares	9,420,000	52,136,199
Agile Property Holdings, Ltd.	53,502,000	50,212,077
China Mobile, Ltd.	5,775,217	49,894,525
NetEase.com, Inc. ADR ***	2,411,500	45,070,935
Giordano International, Ltd.†	81,203,000	44,368,660
China Mobile, Ltd. ADR	1,019,050	44,043,341
Dairy Farm International Holdings, Ltd.	10,572,800	35,947,520
NWS Holdings, Ltd.	14,841,636	33,963,864
Integrated Distribution Services Group, Ltd.†	17,488,000	31,836,016
Travelsky Technology, Ltd. H Shares†	20,406,000	31,114,146
Dickson Concepts International, Ltd. †	28,334,900	28,814,659
SA SA International Holdings, Ltd.†	84,468,000	28,234,550
Dynasty Fine Wines Group, Ltd. †	77,862,000	28,228,641
Sun Hung Kai Properties, Ltd.	2,452,174	28,168,333
China Merchants Bank Co., Ltd. H Shares ***	6,988,000	14,805,580
SCMP Group, Ltd.	32,396,000	12,286,515

Total China/Hong Kong		1,186,926,614

SOUTH KOREA: 23.3%
Hana Financial Group, Inc.	1,924,363	101,073,289
Amorepacific Corp. ***	152,635	94,749,912
NHN Corp. ***	608,212	73,979,571
Hite Brewery Co., Ltd.	507,897	65,035,418
Hanmi Pharmaceutical Co., Ltd.	373,370	56,006,938
Nong Shim Co., Ltd.	178,598	54,467,040
SK Telecom Co., Ltd.	215,185	51,444,660
Samsung Securities Co., Ltd.	888,160	48,023,578
S1 Corp.	973,120	45,214,810
Samsung Electronics Co., Ltd.	59,213	38,844,238
Yuhan Corp.	175,484	33,472,967
Pacific Corp.	166,698	30,471,677
Kookmin Bank	335,620	26,984,525
GS Home Shopping, Inc.	234,698	20,925,934
SK Telecom Co., Ltd. ADR	680,300	18,014,344
Kookmin Bank ADR	124,800	10,063,872

Total South Korea		768,772,773

INDIA: 10.4%
Infosys Technologies, Ltd.	1,358,648	68,816,473
Cipla, Ltd.	11,627,459	66,031,672
I-Flex Solutions, Ltd. ****	1,197,405	56,690,066
HDFC Bank, Ltd.	1,952,568	47,113,534
Titan Industries, Ltd. †	2,229,554	43,319,136
Sun Pharmaceuticals Industries, Ltd.	1,734,507	38,497,355
Bank of Baroda	4,547,022	24,656,242

Total India		345,124,478

SINGAPORE: 10.0%
DBS Group Holdings, Ltd.	6,222,750	91,693,007
Fraser and Neave, Ltd.	28,332,750	83,127,873
Venture Corp., Ltd.	6,524,800	57,431,002
Hyflux, Ltd.†	37,706,187	57,281,445
Parkway Holdings, Ltd.	20,287,050	41,533,064

Total Singapore		331,066,391

22	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
THAILAND: 7.6%
Advanced Info Service Public Co., Ltd.	43,831,600	$96,441,884
Bangkok Bank Public Co., Ltd.	24,921,800	80,846,460
Thai Beverage Public Co., Ltd.	189,105,000	33,289,878
Land & Houses Public Co., Ltd.	117,610,800	22,891,806
Amata Corp. Public Co., Ltd.	48,540,900	16,842,118

Total Thailand		250,312,146

TAIWAN: 5.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	48,020,159	99,474,014
President Chain Store Corp.	29,591,000	71,468,826

Total Taiwan		170,942,840

INDONESIA: 4.3%
PT Bank Central Asia	69,945,500	40,515,651
PT Telekomunikasi Indonesia	34,940,500	39,381,038
PT Astra International	20,030,230	34,996,438
PT Ramayana Lestari Sentosa	277,326,000	26,894,501

Total Indonesia		141,787,628

MALAYSIA: 2.2%
Resorts World BHD	9,894,500	40,946,627
Top Glove Corp. BHD	8,744,700	33,957,594

Total Malaysia		74,904,221

PHILIPPINES: 0.4%
SM Prime Holdings, Inc.	56,072,000	12,288,970

Total Philippines		12,288,970

TOTAL INVESTMENTS: 99.3%		$3,282,126,061
(Cost $2,296,927,453*****)
CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.7%		21,591,181

NET ASSETS: 100.0%		$3,303,717,242

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this fund (Note 1-A).

**	As a percentage of net assets as of December 31, 2006

***	Non–income producing security

****	Fair valued under direction of the Board of Trustees

*****	Cost for Federal income tax purposes is $ 2,297,293,299 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,018,092,494
Gross unrealized depreciation	(33,259,732)

Net unrealized appreciation	$984,832,762

†	Affiliated Issuers, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	23

MATTHEWS ASIAN GROWTH AND INCOME FUND

NOTE: THIS FUND IS CLOSED TO MOST NEW INVESTORS.

FUND DESCRIPTION	SYMBOL: MACSX

Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of the issuer of the bond.

PORTFOLIO MANAGERS

Lead Manager: G. Paul Matthews	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

During 2006, the Matthews Asian Growth and Income Fund generated a return of 23.38%, whereas the Fund’s benchmark, the MSCI All Country Far East ex-Japan index, rose 32.20%. During this same period, the Lipper Pacific ex-Japan Funds Category Average returned 29.99%.

2006 was a year that saw substantial volatility in Asian markets. While equities in the region finished the year with substantial gains, this was only after a short, violent correction mid-year. In this context, we were pleased with the Fund’s performance: Though its return was below that of its benchmark, its absolute gains, as well as its reduced volatility, were in keeping with the Fund’s historical approach.

The markets’ wobble in May and June was driven by many factors, but chief among them was the perception that the Bank of Japan and the U.S. Federal Reserve were poised to embark on a string of interest-rate increases. Faced with the prospect of higher rates, global markets slumped, with the steepest declines occurring in some of Asia’s emerging economies. Yet by late summer, most Asian markets recouped their losses and attained new heights. This recovery was spurred by twin forces: First, the market’s recognition that Asia’s economic growth and corporate profitability continued unabated; and second, inflation did not rise as sharply as was anticipated, thereby allowing central banks to hold off on major rate increases-at least for the moment. This was particularly true for Japan, which has yet to decisively exit the deflationary environment that characterized its economy for the prior decade.

Amidst the mid-year correction, the Fund demonstrated some of the relative merit of its growth-and-income characteristic. In essence, the Fund’s strategy has been to mitigate a portion of the volatility that historically has been inherent to Asia’s markets. Throughout the correction, the Fund experienced substantially less volatility than its benchmark; at its lowest point mid-summer, the Fund never posted losses, whereas the benchmark index declined –0.89%.

However, during the ensuing recovery that began in late June, the Fund’s performance lagged that of the overall market. Many of the same positions that offered a degree of defensiveness during the correction hampered performance on the upside. The Fund’s holdings in fixed-income securities and preferred equities (4.5% of the portfolio combined) created the most substantial drag on performance. By contrast, the Fund’s holdings in convertible bonds performed reasonably well. These instruments typically tend to lag the market during sharp rallies. However, the embedded equity value in the Fund’s convertibles came to the fore and allowed the Fund to participate in a portion of the market’s upside.

As the year drew to a close, Asian markets posted sharp gains, led by China. The “Middle Kingdom” was the best-performing market in Asia during the continued on page 27

24	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006
Fund Inception: 9/12/94	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	11.39%	23.38%	20.15%	21.26%	13.66%	12.66%
MSCI All Country Far East ex-Japan Index[1]	15.70%	32.20%	23.73%	20.04%	2.86%	2.88%[2]
Lipper Pacific ex-Japan Funds Category Average[3]	15.32%	29.99%	24.45%	21.31%	6.95%	5.51%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT FOR THE 10-YEAR PERIOD ENDED 12/31/06

30 -DAY SEC YIELD[4]
-0.14%

INCOME DISTRIBUTION YIELD[5]
3.31%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 12/31/06, 7.6% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.6% were invested in Japan, 4.1% were invested in Australia, and 2.8% were invested in the United Kingdom, all of which are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.

[3]

As of 12/31/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 52 funds for the three-month period, 50 funds for the one-year period, 49 funds for the three-year period, 45 funds for the five-year period, 25 funds for the 10-year period, and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]

The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/06, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[5]

The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 12/31/06, expressed as an annual percentage rate based on the Fund’s share price on 12/31/06. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

800.789.ASIA [2742] www.matthewsfunds.com	25

MATTHEWS ASIAN GROWTH AND INCOME FUND

OPERATING EXPENSES[1]
Fiscal Year 2006	1.19%

PORTFOLIO TURNOVER[2]
Fiscal Year 2006	28.37%

TOP TEN HOLDINGS3

HOLDING	COUNTRY	EQUITY TYPE	% OF NET ASSETS
SK Telecom Co., Ltd.	South Korea	Equity	2.8%
Hong Kong Land	China/Hong Kong	Convertible Bond	2.8%
HSBC Holdings PLC	United Kingdom	Equity	2.8%
Cathay Financial Holding Co., Ltd.	Taiwan	Convertible Bond	2.4%
Fraser and Neave, Ltd.	Singapore	Equity	2.3%
Hang Lung Group, Ltd.	China/Hong Kong	Equity	2.3%
CLP Holdings, Ltd.	China/Hong Kong	Equity	2.3%
KT Corp.	South Korea	Equity	2.2%
Advanced Info Service Public Co., Ltd.	Thailand	Equity	2.1%
CNOOC Finance 2004, Ltd., Cnv.	China/Hong Kong	Convertible Bond	2.0%
% OF ASSETS IN TOP 10			24.0%

COUNTRY ALLOCATION
China/Hong Kong	29.1%
South Korea	15.8%
Taiwan	10.7%
Singapore	10.3%
India[4]	7.6%
Japan[4]	6.6%
Thailand	5.5%
Australia[4]	4.1%
United Kingdom[4]	2.8%
Malaysia	2.7%
Indonesia	2.4%
Philippines	0.9%
Cash and other	1.5%

SECTOR ALLOCATION
Financials	30.5%
Telecommunication Services	19.9%
Consumer Discretionary	14.9%
Utilities	9.1%
Industrials	7.4%
Consumer Staples	5.1%
Information Technology	4.3%
Health Care	3.9%
Energy	3.1%
Materials	0.3%
Cash and other	1.5%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	59.7%
Mid cap ($1–$ 5 billion)	31.5%
Small cap (under $1 billion)	7.3%
Cash and other	1.5%

BREAKDOWN BY SECURITY[5]
Common Equities	71.0%
Convertible Bonds	23.0%
Preferred Equities	2.9%
Corporate Bonds	1.6%
Cash and other	1.5%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
87	$18.68	$2.02 billion	2.00% within 90 calendar days	None

[1]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[2]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

[3]	Holdings may include more than one security from same issuer.

[4]

As of 12/31/06, 7.6% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.6% were invested in Japan, 4.1% were invested in Australia, and 2.8% were invested in the United Kingdom, all of which are not included in the MSCI All Country Far East ex-Japan Index.

[5]	As of 12/31/06, convertible bonds, which are not reflected in the Fund’s benchmark, the MSCI All Country Far East ex-Japan Index, accounted for 23.0% of the Matthews Asian Growth and Income Fund.

26	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 24

year, bolstered not only by its continued growth, but also by a number of financial reforms, which in aggregate constitute evidence that the economy continues to move toward a state of greater openness. Key achievements for the year included the successful international listing of one of the country’s largest commercial banks (incidentally, the largest initial public offering (IPO) in the history of the world); partial relaxation of currency controls; new regulations that restructure stock ownership and encourage domestic IPOs; and the introduction of market-driven inter-bank interest rates.

Taken together, these reforms demonstrate that China’s financial markets, long hampered by poor regulation and weak institutions, are slowly but surely being placed under the yoke of greater market discipline. All of this has spurred great interest in Chinese shares, and consequently they have been bid up to lofty levels. There should be no doubt that material risks persist, but on balance, that country’s economic progress has been heartening.

The Fund’s holdings in China/Hong Kong shares drove much of its gains in 2006. One of the most substantial contributors to performance during the year offers insight as to how China’s financial markets are changing. China Life Insurance, the largest life underwriter on the mainland, saw its shares rise substantially during 2006. (Note: As of December 31,2006, the Fund did not hold shares in China Life Insurance.) This occurred in part because the company secured the right to invest a portion of its premiums in overseas markets. In the past, authorities blocked offshore investment for fear that it would drain scarce resources from China. Yet this was a tremendous hazard for the insurance industry as underdeveloped bond markets meant insurers could not find instruments in China that would allow them to offset the long-term risks inherent to the life insurance industry. China’s decision to allow its insurance industry to invest overseas greatly alleviates such risks; more importantly, it speaks volumes about the authorities’ commitment to liberalize capital flows and move toward more-open markets.

Asian markets face several challenges in the year ahead. Perhaps most notable is the future direction of interest rates: Through the close of 2006, inflationary pressures in Asia were generally quiescent, and central banks largely refrained from sharp interest-rate increases. However, inflationary pressures continue to build, particularly in some of the region’s fastest-growing economies such as India. Should Asian central banks raise interest rates swiftly—or be forced to do so by the actions of the U.S. Federal Reserve—valuations of some higher-growth markets and stocks may come under pressure.

The second major risk prevalent in Asia is that the region’s transition toward free and open markets might falter. As discussed above, China’s reforms have been very encouraging and demonstrate a commitment that is unlikely to be easily deterred. Nevertheless, China’s progress has not been without cost for some domestic constituencies. It is thus within the scope of possibility that China’s continued progress may be tested, either by vested interests, by the actions of foreign governments, or by failures in implementation—all of which could beget unpredictable consequences.

This risk was visible in Thailand during the fourth quarter of 2006, when a junta government undertook a disastrous attempt to institute capital controls on the local currency, the baht. The government’s intention was to shield certain export-oriented economic sectors from unwanted competition. However, the move only undermined confidence in the country’s leadership and pushed the local stock market sharply lower. The Fund has relatively limited exposure to Thai stocks, but its positions in that market were some of its worst-performing for the year. As the Fund moves ahead into 2007, it remains exposed to such risks, in large part because they cannot be diversified away within an Asian context. More importantly though, when we weigh the potential for setbacks against Asia’s demonstrable commitment to and progress toward greater economic openness, we believe that taking these risks is well warranted.

800.789.ASIA [2742] www.matthewsfunds.com	27

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS*

COMMON EQUITIES: 71.0%**

	SHARES	VALUE
CHINA/HONG KONG: 22.6%
Hang Lung Group, Ltd.	15,449,000	$46,972,841
CLP Holdings, Ltd.	6,221,200	45,989,355
Hang Seng Bank, Ltd.	2,552,300	34,880,307
Television Broadcasts, Ltd.	5,262,000	32,133,628
Citic Pacific, Ltd.	8,970,000	30,963,642
China Travel International Investment HK, Ltd.	90,210,000	29,458,031
HongKong Electric Holdings, Ltd.	5,914,500	28,970,656
Café de Coral Holdings, Ltd.	16,415,100	27,856,899
I-CABLE Communications, Ltd.†	114,721,000	26,842,912
ASM Pacific Technology, Ltd.	3,559,500	19,814,915
Hong Kong & China Gas Co., Ltd.	7,989,000	17,974,043
Hengan International Group Co., Ltd.	7,112,000	17,628,448
PCCW, Ltd.	26,841,000	16,322,066
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	13,895,494
PetroChina Co., Ltd. H Shares	9,756,000	13,821,930
Giordano International, Ltd.	24,585,000	13,433,044
Hang Lung Properties, Ltd.	5,216,920	13,078,686
Vitasoy International Holdings, Ltd.	31,031,000	12,008,191
PetroChina Co., Ltd. ADR	64,650	9,101,427
Shangri-La Asia, Ltd.	1,767,400	4,555,799
China Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,581,112

Total China/Hong Kong		457,283,426

SINGAPORE: 9.3%
Fraser and Neave, Ltd.	16,069,100	47,146,504
StarHub, Ltd.	17,275,714	29,623,555
Parkway Holdings, Ltd.	14,242,200	29,157,625
Singapore Press Holdings, Ltd.	10,412,500	29,056,561
CapitaMall Trust REIT	13,841,900	26,262,382
Singapore Post, Ltd.	33,312,000	23,674,054
Yellow Pages, Ltd.	4,408,000	3,362,582

Total Singapore		188,283,263

SOUTH KOREA: 8.6%
SK Telecom Co., Ltd.	197,120	47,125,828
Hana Financial Group, Inc.	632,229	33,206,554
KT Corp.	505,730	25,286,500
Korea Electric Power Corp.	480,590	21,910,770
KT Corp. ADR	718,800	18,221,580
SK Telecom Co., Ltd. ADR	395,300	10,467,544
Daehan City Gas Co., Ltd.	280,300	7,519,876
Korea Electric Power Corp. ADR	259,750	5,898,923
G2R, Inc.	309,540	4,837,451

Total South Korea		174,475,026

TAIWAN: 7.1%
President Chain Store Corp.	13,430,000	32,436,428
Chunghwa Telecom Co., Ltd. ADR	1,629,450	32,149,049
Taiwan Semiconductor Manufacturing Co., Ltd.	15,073,000	31,223,799
Far EasTone Telecommunications Co., Ltd.	20,607,000	23,367,459
Taiwan Secom Co., Ltd.	12,606,779	22,787,764
Chunghwa Telecom Co., Ltd.	660,960	1,229,221

Total Taiwan		143,193,720

JAPAN: 6.6%
Nippon Building Fund, Inc. REIT	2,823	37,480,274
Japan Real Estate Investment Corp. REIT	2,383	25,631,192
Kao Corp.	891,000	24,033,528
Japan Retail Fund Investment Corp. REIT	2,860	23,311,626
Tokyu REIT, Inc.	2,543	22,223,604

Total Japan		132,680,224

28	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
THAILAND: 5.5%
Advanced Info Service Public Co., Ltd.	16,778,300	$36,916,993
BEC World Public Co., Ltd.	47,386,400	28,204,599
Bangkok Bank Public Co., Ltd.	7,344,800	23,826,573
Charoen Pokphand Foods Public Co., Ltd.	46,820,800	6,603,780
Advanced Info Service Public Co., Ltd. NVDR	2,156,700	4,714,929
MCOT Public Co., Ltd.	6,821,400	4,444,974
Aeon Thana Sinsap Public Co., Ltd.	2,995,600	3,971,599
Thai Reinsurance Public Co., Ltd.	25,672,800	3,838,247

Total Thailand		112,521,694

AUSTRALIA: 4.1%
Insurance Australia Group, Ltd. I	7,864,808	39,421,197
AXA Asia Pacific Holdings, Ltd.	5,391,885	31,026,738
Rural Press, Ltd.	1,131,130	11,785,674

Total Australia		82,233,609

UNITED KINGDOM: 2.8%
HSBC Holdings PLC ADR	575,600	52,753,740
HSBC Holdings PLC	196,800	3,607,945

Total United Kingdom		56,361,685

INDONESIA: 2.4%
PT Telekomunikasi Indonesia ADR	745,500	33,994,800
PT Tempo Scan Pacific	139,445,000	14,005,545

Total Indonesia		48,000,345

INDIA: 1.1%
GAIL India, Ltd.	3,597,158	21,252,978

Total India		21,252,978

PHILIPPINES: 0.9%
Globe Telecom, Inc.	749,010	18,858,865

Total Philippines		18,858,865

TOTAL COMMON EQUITIES (Cost $1,015,433,922)		1,435,144,835

See footnotes on page 31.

800.789.ASIA [2742] www.matthewsfunds.com	29

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS* (continued)

PREFERRED EQUITIES: 2.9%**

	SHARES	VALUE
SOUTH KOREA: 2.9%
Hyundai Motor Co., Ltd., Pfd.	472,380	$20,130,990
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	12,443,213
LG Household & Health Care, Ltd., Pfd.	177,830	9,637,239
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	9,573,145
LG Chem. Ltd., Pfd.	242,450	6,675,848

Total South Korea		58,460,435

TOTAL PREFERRED EQUITIES (Cost $21,280,151)		58,460,435

INTERNATIONAL DOLLAR BONDS: 24.6%**

	FACE AMOUNT	VALUE
INDIA: 6.5%
Housing Development Finance Corp., Cnv.
0.000%, 09/27/10	$31,800,000	$39,471,750
Sun Pharmaceuticals
Industries, Ltd., Cnv.
0.000%, 11/26/09	26,269,000	34,713,433
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/11	22,290,000	25,662,477
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	17,949,000	22,840,103
Tata Power Co., Ltd. Cnv.
1.000%, 02/25/10	8,564,000	9,495,335

Total India		132,183,098

CHINA/HONG KONG: 6.5%
Hong Kong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	48,400,000	56,446,500
CNOOC Finance 2004, Ltd., Cnv.
0.000%, 12/15/09	31,603,000	40,412,336
Shangri-La Finance, Ltd., Cnv.
0.000%, 03/15/09	16,422,000	35,184,135

Total China/Hong Kong		132,042,971

SOUTH KOREA: 4.3%
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	29,430,000	38,774,025
LG.Philips LCD Co., Ltd., Cnv.
0.000%, 04/19/10	33,550,000	34,933,937
KT Corp.
5.875%, 06/24/14	12,100,000	12,345,751

Total South Korea		86,053,713

TAIWAN: 3.6%
Cathay Financial Holding Co., Ltd., Cnv.
0.000%, 05/20/07	30,706,000	49,014,452
SinoPac Financial Holdings Co., Ltd., Cnv.
0.000%, 07/12/07	17,704,000	23,988,920

Total Taiwan		73,003,372

30	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	FACE AMOUNT	VALUE
MALAYSIA: 2.7%
Rafflesia Capital, Ltd. Cnv.
1.250%, 10/04/11	$24,400,000	$26,291,000
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	14,740,000	17,227,375
YTL Power Finance Cayman, Ltd. Cnv.
0.000%, 05/09/10	9,400,000	10,316,500

Total Malaysia		53,834,875

SINGAPORE: 1.0%
DBS Bank, Ltd.
7.875%, 08/10/09	18,145,000	19,344,385

Total Singapore		19,344,385

TOTAL INTERNATIONAL
DOLLAR BONDS (Cost $430,829,825)		496,462,414

TOTAL INVESTMENTS: 98.5% (Cost $1,467,543,898***)		1,990,067,684
CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.5%		31,295,222

NET ASSETS: 100.0%		$2,021,362,906

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this fund (Note 1-A).

**	As a percentage of net assets as of December 31, 2006

***	Cost for Federal income tax purposes is $1,521,023,621 and net unrealized appreciation consists of:

Gross unrealized appreciation	$483,071,874
Gross unrealized depreciation	(14,027,811)

Net unrealized appreciation	$469,044,063

†	Affiliated Issuers, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

ADR	AmericanDepositary Receipt

Cnv.	Convertible

NVDR	Non Voting Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	31

MATTHEWS ASIAN TECHNOLOGY FUND

FUND DESCRIPTION	SYMBOL: MATFX

Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2007.

Lead Manager: J. Michael Oh	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the one-year period ended December 31, 2006, the Matthews Asian Technology Fund gained 21.29%, outperforming the MSCI/ Matthews Asian Technology Index, which gained 13.72%, and the Lipper Science and Technology Funds Category Average, which gained 7.21% for the same period.

During the first quarter of the year, the Asian technology sector performed strongly, as positive earnings results from 2005 were announced and a positive outlook for 2006 by some companies lifted the market. However, during the second quarter, the Asian technology sector gave up almost all its gains as higher oil prices, rising interest rates and geopolitical tensions dampened the outlook of the sector. In addition, signs of increasing inventory buildups in some consumer electronics products and declining prices in flat panel-related electronics components contributed to further declines in the sector during the second quarter of the year. Starting in the second half of the year, the Asian technology sector rebounded strongly, as easing oil prices and stabilizing interest rates lifted the outlook for the sector.

In addition, signs of decreasing inventory levels in key consumer electronics products and stronger-than-expected prices for semiconductors, mainly dynamic random access memory (DRAM), also contributed to the sector’s strong performance in the second half of the year.

During the one-year period, the Fund gained most from its positions in the Internet software and services industry. The Internet industry was one of the few bright spots in the Asian technology sector during the first half of the year and continued to perform strongly during the second half. Performance in the industry was led by domestic demand for various Internet services such as keyword search, online gaming and multi-media content, including user-created content. The Internet sector was also relatively unaffected by the global technology cycle.

The second-best-performing sector for the Fund was telecommunication services. The demand for wireless communication services in emerging countries continued to show strong growth in Asia and helped the sector to perform well.

continued on page 34

32	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006

Fund Inception: 12/27/99			Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	11.24%	21.29%	17.92%	15.24%	–2.51%
MSCI/Matthews Asian Technology Index[1]	7.54%	13.72%	12.70%	10.30%	–8.07%[2]
Lipper Science and Technology Funds Category Average[3]	5.95%	7.21%	5.53%	1.03%	–10.30%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

OPERATING EXPENSES[4]
Fiscal Year 2006	1.39%

PORTFOLIO TURNOVER[5]
Fiscal Year 2006	34.77%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/99.

[3]

As of 12/31/06, the Lipper Science and Technology Funds Category Average consisted of 293 funds for the three-month period, 291 funds for the one-year period, 262 funds for the three-year period, 238 funds for the five-year period, and 112 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	33

MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Samsung Electronics Co., Ltd.	South Korea	7.2%
NHN Corp.	South Korea	4.0%
HON HAI Precision Industry Co., Ltd.	Taiwan	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.4%
China Mobile, Ltd.	China/Hong Kong	3.4%
Nintendo Co., Ltd.	Japan	3.4%
The9, Ltd.	China/Hong Kong	3.3%
Tencent Holdings, Ltd.	China/Hong Kong	3.2%
Infosys Technologies, Ltd.	India	3.2%
Canon, Inc.	Japan	3.1%
% OF ASSETS IN TOP 10		38.1%

COUNTRY ALLOCATION

Japan	31.5%
China/Hong Kong	19.1%
South Korea	18.7%
Taiwan	14.1%
India	10.2%
Singapore	2.2%
Indonesia	1.9%
Thailand	1.4%
Cash and other	0.9%

SECTOR ALLOCATION

Information Technology	75.3%
Telecommunication Services	12.1%
Consumer Discretionary	7.0%
Materials	2.5%
Health Care	2.2%
Cash and other	0.9%

MARKET CAP EXPOSURE

Large cap (over $5 billion)	72.6%
Mid cap ($1–$5 billion)	15.0%
Small cap (under $1 billion)	11.5%
Cash and other	0.9%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
53	$7.92	$129.8 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

PORTFOLIO MANAGER COMMENTARY continued from page 32

The Fund also gained from its positions in technology hardware and equipment, which had been lagging in the first half of the year, but as the outlook for holiday season sales improved, it recovered and finished the year in positive territory.

Internet retailing and materials were the two worst-performing sectors during the year. The poor performance of Internet retailing came from Japan. The Japanese Internet sector was hurt by the corporate scandal involving one of its major Internet companies, Livedoor. Although the Fund’s holdings were not involved in the scandal directly, the entire Internet sector in Japan was affected by the scandal and the holdings in the Fund were not an exception. The weakness in the materials sector came mostly from liquid crystal display (LCD) related areas. In 2005, demand for flat panel display products caused a slight shortage; companies increased capital expenditures and added more capacity expecting another strong year in 2006. The demand for flat panel TV

34	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

sales, however, did not meet expectations, and the industry experienced a sudden downturn. Such cycles are somewhat unavoidable in capital-intensive areas such as memory and flat panel displays, since fixed costs are high and not easily adjustable during a downturn.

On a company basis, Tencent Holdings was the largest contributor during the one-year period. Tencent Holdings is headquartered in China and provides various Internet services such as instant messaging, casual gaming and personal home pages similar to MySpace.com in the U.S. Tencent Holdings benefited from strong demand for Internet services from growing Internet usage in China. China’s broadband penetration rate remains relatively low, and the overall Internet user base is expected to grow faster than in other developed markets in Asia. The second-largest contributor for the year was Foxconn Technology, which provides electronic manufacturing services and manufactures electronic components such as magnesium casings. The worst-performing company in the portfolio in 2006 was also an Internet company, Rakuten. The company provides online retailing and financial services to Internet users in Japan. Rakuten was affected by the Livedoor scandal. NIWS, an IT services company based in Japan, was the second-worst performer in the Fund.

By country, overall returns were strongest in China, Taiwan, India and Korea, while the Fund suffered most of its losses in Thailand and Japan. The Fund’s holdings in Chinese and Korean technology companies outperformed their counterparts in Asia, mostly due to their vibrant Internet sectors. Taiwanese technology companies performed nicely during the year due to their broad exposure to hardware, which performed strongly in the second half of the year. Taiwanese technology companies have heavy exposure to the PC, notebook and other consumer electronic hardware manufacturing services areas and have been increasing their overall market share in electronic manufacturing services. Although the Fund had its biggest losses in Japan, this market remains the region’s key technology and innovation leader and an important component of the Fund. Japan’s relatively mature market growth and unusual corporate scandals contributed to the poor performance of Japanese technology companies in the Fund. The information technology and telecommunication services sectors in Thailand were hurt by a military coup and the capital control regulations imposed by the new Thai government during the year.

North Korea conducted nuclear tests during the year, and tensions between North Korea and the rest of Asia escalated to a high level. Political and military tensions between North and South Korea and its neighbors continued to cloud the Asia Pacific region, and North Korea remains one of the key risks in investing in the Asia Pacific region.

The Fund added new positions in the Internet software and services, electronics equipment and instruments, and wireless telecommunication services industries. The Fund continued to overweight China, India and Korea and underweight Japan; it continued to underweight the diversified telecommunication services industry while taking overweight positions in selected wireless telecommunication services companies in emerging countries. During the year, two companies in the portfolio—Widerthan and GES—were acquired by Real Networks and Venture, respectively.

The Fund continues to look for long-term opportunities in a broad range of technology industries that we believe are poised to benefit from increasing demand from Asian consumers and overall growth in the Asia Pacific region.

Note: Effective January 1, 2007, Andrew Foster stepped down from his role as Co-Manager of the Fund. J. Michael Oh remains Lead Manager and Mark Headley remains Co-Manager of the Fund.

800.789.ASIA [2742] www.matthewsfunds.com	35

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS*

EQUITIES: 99.1%**

	SHARES	VALUE
JAPAN: 31.5%
Nintendo Co., Ltd.	16,985	$4,410,205
Canon, Inc. ADR	70,000	3,961,300
Sony Corp.	86,500	3,706,987
Sumco Corp.	43,700	3,694,147
Hoya Corp.	65,400	2,549,943
Matsushita Electric Industrial Co., Ltd.	120,000	2,394,857
Keyence Corp.	9,650	2,391,315
Yahoo! Japan Corp.	5,894	2,347,595
Nidec Corp.	29,700	2,296,038
KDDI Corp.	338	2,292,055
Ibiden Co., Ltd.	42,400	2,137,725
Murata Manufacturing Co., Ltd.	29,600	2,002,269
Nitto Denko Corp.	39,300	1,968,220
Hirose Electric Co., Ltd.	15,900	1,805,042
Fujitsu, Ltd.	221,000	1,734,499
Sysmex Corp.	31,600	1,237,393

Total Japan		40,929,590

CHINA/HONG KONG: 19.1%
China Mobile, Ltd. ADR	102,700	4,438,694
The9, Ltd. ADR ***	132,508	4,269,408
Tencent Holdings, Ltd.	1,168,000	4,159,469
Baidu.com ADR ***	23,100	2,603,832
Sohu.com, Inc. ***	66,200	1,588,800
Sina Corp. ***	54,200	1,555,540
ZTE Corp. H Shares	323,800	1,490,305
ASM Pacific Technology, Ltd.	240,000	1,336,025
Vimicro International Corp. ADR ***	123,900	1,263,780
Focus Media Holding, Ltd. ADR ***	16,900	1,121,991
NetEase.com, Inc. ADR ***	35,100	656,019
China Communications Services Corp., Ltd. H Shares ***	596,000	340,208

Total China/Hong Kong		24,824,071

SOUTH KOREA: 18.7%
Samsung Electronics Co., Ltd.	14,248	9,346,811
NHN Corp. ***	42,175	5,129,936
CDNetworks Co., Ltd. ***	64,786	2,365,113
ON*Media Corp. ***	217,390	1,863,009
SK Telecom Co., Ltd.	7,519	1,797,581
NCSoft Corp. ***	25,893	1,477,694
Techno Semichem Co., Ltd.	57,567	1,231,715
Plantynet Co., Ltd.	62,902	1,090,010

Total South Korea		24,301,869

TAIWAN: 14.1%
HON HAI Precision Industry Co., Ltd.	715,218	5,103,213
Taiwan Semiconductor Manufacturing Co., Ltd.	2,150,470	4,454,710
Foxconn Technology Co., Ltd.	244,950	2,935,491
MediaTek, Inc.	233,400	2,413,865
Foxconn International Holdings, Ltd. ***	657,000	2,149,654
High Tech Computer Corp.	61,400	1,215,375

Total Taiwan		18,272,308

INDIA: 10.2%
Infosys Technologies, Ltd.	81,906	4,148,596
Bharti Airtel, Ltd. ***	178,500	2,540,580
Tata Consultancy Services, Ltd.	83,709	2,311,170
I-Flex Solutions, Ltd. ****	37,263	1,764,183
Glenmark Pharmaceuticals, Ltd.	122,311	1,665,541
Info Edge India, Ltd. ***	59,761	783,604

Total India		13,213,674

SINGAPORE: 2.2%
Unisteel Technology, Ltd.	1,010,000	1,679,218
Venture Corp., Ltd.	132,000	1,161,858

Total Singapore		2,841,076

36	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
INDONESIA: 1.9%
PT Telekomunikasi Indonesia ADR	54,900	$2,503,440

Total Indonesia		2,503,440

THAILAND: 1.4%
Advanced Info Service Public Co., Ltd.	748,200	1,646,251
Advanced Info Service Public Co., Ltd. NVDR	39,300	85,917

Total Thailand		1,732,168

TOTAL INVESTMENTS: 99.1% (Cost $101,311,156*****)		128,618,196

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		1,200,830

NET ASSETS: 100.0%		$129,819,026

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this fund (Note 1-A).

**	As a percentage of net assets as of December 31, 2006

***	Non–income producing security

****	Fair valued under direction of the Board of Trustees

*****	Cost for Federal income tax purposes is $101,397,524and net unrealized appreciation consists of:

Gross unrealized appreciation	$30,129,298

Gross unrealized depreciation	(2,908,626)

Net unrealized appreciation	$27,220,672

ADR	American Depositary Receipt

NVDR	Non Voting Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	37

MATTHEWS CHINA FUND

FUND DESCRIPTION	SYMBOL: MCHFX

Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS

Lead Manager: Richard H. Gao

Co-Managers: Mark W. Headley and G. Paul Matthews

PORTFOLIO MANAGER COMMENTARY

For the year ended December 31, 2006, the Matthews China Fund enjoyed a strong return of 64.81%. The Fund outperformed the Lipper China Region Funds Category Average of 61.54%. However, it underperformed its benchmark MSCI China Index, which was up 82.87% for the same period.

Chinese equities had a banner year in 2006. The Hang Seng China Enterprises Index, which tracks the performance of Hong Kong-listed state-owned Chinese companies (H shares), reached an all-time high during the year. Meanwhile, the domestic Chinese stock market reversed a trend of four consecutive years of decline. The Shanghai A share index was up 143% and was one of the best-performing markets in the world.

China’s strong equity market performance was a reflection of a continuing strong economy; a further deepening of financial reforms that includes banking reform; a successful A share reform program; and increasing liquidity in the market toward China-related equities, partly driven by investor expectations of a further appreciation of Chinese currency.

During the year, China continued to tighten its monetary policy in an attempt to prevent its economy from overheating. Various measures taken to control the pace of the economy, such as raising the reserve ratio and interest rates, gradually took effect throughout the year. Inflation appears under control while growth remains solid. 2006 saw a successful reform in the domestic A share market: After years of discussion, China finally completed its A share reform program and solved the problem of non-convertibility, thus lifting the big overhang in the domestic market. As a result of the successful reform, H share companies listed in Hong Kong started to seek listings in the domestic market. The positive acceptance of these H share companies in the A share market further raised the positive sentiments toward Chinese equities in Hong Kong.

The Matthews China Fund recorded strong performance in all major sectors except information technology and health care. Leading the Fund’s contribution were its positions in the financial, industrial and consumer sectors. The Chinese financial sector continued to be the center of investor attention in 2006 as more and more banks were listed on Hong Kong exchanges. Investor perceptions toward Chinese banks have changed quite dramatically over the recent years; the overall quality of the major listed Chinese banks in Hong continued on page 41

38	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006

			Average Annual Total Returns
Fund Inception: 2/19/98	3 MO	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews China Fund	27.96%	64.81%	22.32%	22.80%	12.81%
MSCI China Index[1]	35.88%	82.87%	30.68%	29.18%	2.24%[2]
Lipper China Region Funds Category Average[3]	26.81%	61.54%	22.94%	20.87%	11.05%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

OPERATING EXPENSES[4]
Fiscal Year 2006	1.26%

PORTFOLIO TURNOVER[5]
Fiscal Year 2006	11.65%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 2/28/98.

[3]

As of 12/31/06, the Lipper China Region Funds Category Average consisted of 52 funds for the three-month period, 46 funds for the one-year period, 26 funds for the three-year period, 22 funds for the five-year period, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	39

MATTHEWS CHINA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
China Life Insurance Co., Ltd.	Financials	6.4%
China Vanke Co., Ltd.	Financials	5.5%
China Mobile, Ltd.	Telecommunications Services	4.7%
Shanghai Zhenhua Port Machinery Co., Ltd.	Industrials	3.4%
Shangri-La Asia, Ltd.	Consumer Discretionary	3.2%
Bank of Communications Co., Ltd.	Financials	3.1%
PetroChina Co., Ltd.	Energy	3.0%
Swire Pacific, Ltd.	Financials	2.7%
China Shenhua Energy Co., Ltd.	Materials	2.6%
Huaneng Power International, Inc.	Utilities	2.5%
% OF NET ASSETS IN TOP 10		37.1%

CHINA EXPOSURE[2]
H Share	42.3%
SAR (Hong Kong)	29.7%
China-affiliated corporations	13.7%
B Share	9.0%
Overseas Limited	3.5%
Cash and other	1.8%

SECTOR ALLOCATION
Financials	25.4%
Consumer Discretionary	18.1%
Industrials	13.8%
Energy	11.6%
Information Technology	9.3%
Telecommunication Services	7.1%
Utilities	6.3%
Materials	3.6%
Consumer Staples	3.0%
Cash and other	1.8%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	60.3%
Mid cap ($1–$ 5billion)	29.4%
Small cap (under $1 billion)	8.5%
Cash and other	1.8%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
56	$24.16	$966.5 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

[2]

H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

40	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 38

Kong has shown substantial improvement, with much healthier balance sheets and growing profitability. Industrials was the second-best-performing sector in the portfolio.

Nine Dragons stands out as one of the top-contributing companies in the portfolio. Nine Dragons is the largest container board producer in China in terms of production capacity and volume. The company imports recycled paper from the U.S. and Europe and uses it to produce container boards. Demand for container board in China has been very strong while supply is short, and we believe this situation is not going to change in the near future. The company has been growing its revenue through massive capacity buildup and, moreover, it is quickly converting revenue growth into earnings growth through improvements in operational efficiency. The company was founded by a private entrepreneur and over the years has shown great execution capability and delivered strong earnings. We believe that there are many investment opportunities in the private-sector economy in China and that stock selection is really the key—as the quality of private sector companies in China can vary substantially.

While 2006 was an extremely strong year for the Fund in absolute returns, it lagged the benchmark index by a wide margin. The main reason was the benchmark’s weighting in a few big telecommunications, financial and energy companies, which continue to be chased up by international investors looking for entry into the Chinese market. The top five companies in the MSCI China Index accounted for more than 43% of the index.

After a huge rally in 2006, Chinese equities are no longer cheap. The average P/E ratio for the MSCI China index is around 21x. This is a significant jump from the average P/E of 11x just two years ago. Valuations are even higher in the financial and consumer sectors. The Fund has been investing less in sectors with high valuations, instead adding to its positions toward the end of last year in relatively cheaper arenas such as infrastructure, utilities and selected industrials.

We believe that market volatility will increase going forward, as illustrated by the sharp ups and downs in the first two weeks of 2007. The Fund attempts to be well-diversified, with overweight positions in the financial, consumer and industrial sectors. The overall portfolio is quite tilted toward the domestic economy, as we believe that domestic consumption will be the driver of China’s economy in the future.

800.789.ASIA [2742] www.matthewsfunds.com	41

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS

EQUITIES: CHINA/HONG KONG: 98.2%*

	SHARES	VALUE
FINANCIALS: 25.4%
Real Estate Management & Development: 9.9%
China Vanke Co., Ltd. B Shares	27,941,087	$53,631,311
Swire Pacific, Ltd. A Shares	2,424,500	26,042,577
Agile Property Holdings, Ltd.	17,264,000	16,202,409

		95,876,297

Commercial Banks: 9.1%
Bank of Communications Co., Ltd. H Shares	24,602,000	29,857,794
China Merchants Bank Co., Ltd. H Shares **	10,853,000	22,994,413
BOC Hong Kong Holdings, Ltd.	7,387,000	20,038,530
China Construction Bank Corp. H Shares	24,016,000	15,283,442

		88,174,179

Insurance: 6.4%
China Life Insurance Co., Ltd. H Shares	18,015,000	61,491,361

Total Financials		245,541,837

CONSUMER DISCRETIONARY: 18.1%
Hotels, Restaurants & Leisure: 6.1%
Shangri-La Asia, Ltd.	11,823,600	30,477,505
Café de Coral Holdings, Ltd.	9,596,100	16,284,859
China Travel International Investment HK, Ltd.	38,618,000	12,610,689

		59,373,053

Media: 3.3%
Television Broadcasts, Ltd.	2,542,000	15,523,315
Pico Far East Holdings, Ltd.	43,110,000	8,923,171
Clear Media, Ltd. **	6,200,000	7,572,348

		32,018,834

Distributors: 2.5%
Li & Fung, Ltd.	7,641,200	23,773,452

Textiles, Apparel & Luxury Goods: 1.8%
Ports Design, Ltd.	8,041,000	17,574,149

Automobiles: 1.8%
Dongfeng Motor Group Co., Ltd. H Shares **	35,404,000	17,159,672

Leisure Equipment & Products: 1.6%
Li Ning Co., Ltd.	9,710,000	15,554,376

Specialty Retail: 0.6%
Giordano International, Ltd.	10,188,000	5,566,641

Diversified Consumer Services: 0.4%
New Oriental Education & Technology Group, Ltd. ADR **	108,800	3,649,152

Total Consumer Discretionary		174,669,329

42	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
INDUSTRIALS: 13.8%
Transportation Infrastructure: 5.4%
China Merchants Holdings International Co., Ltd.	4,312,581	$17,686,555
Beijing Capital International
Airport Co., Ltd. H Shares	19,554,000	15,309,754
GZI Transport, Ltd.	21,106,000	10,582,441
COSCO Pacific, Ltd.	3,678,000	8,634,313

		52,213,063

Machinery: 3.4%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	25,152,006	33,175,496

Construction & Engineering: 1.7%
China Communications Construction Co., Ltd. H Shares **	16,406,000	16,219,758

Industrial Conglomerates: 1.5%
NWS Holdings, Ltd.	6,143,277	14,058,383

Airlines: 1.4%
Air China, Ltd. H Shares	25,681,900	13,900,312

Air Freight & Logistics: 0.4%
Sinotrans, Ltd. H Shares	10,566,000	3,817,089

Total Industrials		133,384,101

ENERGY: 11.6%
Oil, Gas & Consumable Fuels: 9.8%
PetroChina Co., Ltd. H Shares	20,542,000	29,103,125
China Shenhua Energy Co., Ltd. H Shares	10,255,000	24,680,663
CNOOC, Ltd.	23,787,000	22,599,531
China Petroleum & Chemical Corp. (Sinopec) H Shares	19,890,000	18,411,221

		94,794,540

Energy Equipment & Services: 1.8%
China Oilfield Services, Ltd. H Shares	24,802,000	17,218,518

Total Energy		112,013,058

INFORMATION TECHNOLOGY: 9.3%
Internet Software & Services: 3.2%
Sina Corp. **	492,100	14,123,270
NetEase.com, Inc. ADR **	491,400	9,184,266
Tom Online, Inc. ADR **	469,900	7,274,052

		30,581,588

Computers & Peripherals: 2.7%
Lenovo Group, Ltd.	37,842,000	15,373,632
TPV Technology, Ltd.	16,998,000	10,751,727

		26,125,359

Software: 1.2%
Kingdee International Software Group Co., Ltd.†	23,378,000	12,382,829

Communications Equipment: 1.2%
ZTE Corp. H Shares	2,504,600	11,527,542

IT Services: 1.0%
Travelsky Technology, Ltd. H Shares	6,089,000	9,284,232

Total Information Technology		89,901,550

See footnotes on page 45.

800.789.ASIA [2742] www.matthewsfunds.com	43

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (continued)

EQUITIES: CHINA/HONG KONG: 98.2%*

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 7.1%
Wireless Telecommunication Services: 4.6%
China Mobile, Ltd.	4,953,583	$42,796,084
China Mobile, Ltd. ADR	50,500	2,182,610

		44,978,694

Diversified Telecommunication Services: 2.5%
China Telecom Corp., Ltd. H Shares	28,590,000	15,658,100
China Communications Services Corp., Ltd. H Shares **	14,608,000	8,338,521

		23,996,621

Total Telecommunication Services		68,975,315

UTILITIES: 6.3%
Independent Power Producers & Energy Traders: 4.3%
Huaneng Power International, Inc. H Shares	21,444,000	19,160,459
Datang International Power Generation Co., Ltd. H Shares	16,904,000	17,603,127
Huaneng Power International, Inc. ADR	140,400	5,044,572

		41,808,158

Gas Utilities: 1.1%
Hong Kong & China Gas Co., Ltd.	4,501,400	10,127,470

Electric Utilities: 0.9%
Cheung Kong Infrastructure Holdings, Ltd.	2,824,500	8,769,484

Total Utilities		60,705,112

MATERIALS: 3.6%
Paper & Forest Products: 2.3%
Nine Dragons Paper Holdings, Ltd.	13,188,000	$22,719,515

Construction Materials: 1.3%
China National Building Material Co., Ltd. H Shares	19,992,000	12,953,946

Total Materials		35,673,461

CONSUMER STAPLES: 3.0%
Food & Staples Retailing: 1.4%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	10,981,000	13,129,257

Beverages: 1.1%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	10,712,510

Food Products: 0.5%
Tingyi (Cayman Islands) Holding Corp.	4,894,000	4,781,816

Total Consumer Staples		28,623,583

44	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

VALUE
TOTAL INVESTMENTS: 98.2% (Cost $581,926,527***)	$949,487,346
CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.8%	17,040,695

NET ASSETS: 100.0%	$966,528,041

*	As a percentage of net assets as of December 31, 2006

**	Non–income producing security

***	Cost for Federal income tax purposes is $582,389,313 and net unrealized appreciation consists of:

Gross unrealized appreciation	$376,059,424
Gross unrealized depreciation	(8,961,391)

Net unrealized appreciation	$367,098,033

†	Affiliated Issuers, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	45

MATTHEWS INDIA FUND

FUND DESCRIPTION	SYMBOL: MINDX

Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of Indian companies.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2007.

Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

In 2006, the Matthews India Fund returned 36.48%, while its benchmark index, the Bombay Sensex 100, rose 45.62%. The Lipper Emerging Markets Funds Category Average gained 32.10% for the same period.

In many respects, we were pleased with the Fund’s performance during the year. When measured in absolute terms, the Fund’s gains led it to outpace many of its international peers. More importantly, the Fund’s stated objective is to generate long-term capital gains, and in this respect the Fund appears to have had a successful year. However, the Fund’s underperformance relative to its benchmark was nonetheless frustrating. Our aim at Matthews is to provide shareholders with well-constructed portfolios that are capable of generating superior returns over time. In this context we remain convinced that the Fund’s strategy remains sound, even as its performance lagged that of its benchmark over this relatively short horizon.

The Fund’s underperformance was attributable to several factors, but a “size effect” was chief among them. During the year, large-capitalization stocks vastly outpaced mid-cap and small-cap stocks. To illustrate this, one only need look at the return of the widely watched SENSEX index, which is comprised of India’s 30 largest blue-chip stocks (similar to the Dow Jones Industrials in the U.S.). That large-cap index returned 51.47% for the year, versus returns of only 38.59% and 21.36% for the country’s mid-cap and small-cap indices, respectively.

Since inception, the Fund’s approach has been to invest from the “bottom up”: We do not pick stocks based on themes, secular trends or other “top down” criteria. Instead, we evaluate companies on their individual merits, and we invest in those select companies that we believe offer some of India’s best growth prospects and that are available to the Fund at reasonable valuations. We adhere to this approach irrespective of company size or market capitalization.

It is worth remembering that India’s equity markets are relatively narrow: Only 33 publicly listed companies enjoy capitalizations in excess of $5 billion. Many of these large-capitalization companies have good growth prospects, are well-run and are profitable. Yet collectively, these 33 companies fail to capture the full breadth and scope of the emerging Indian economy. Our research in the country reinforces the view that many of India’s best growth investments will emerge from the ranks of its smaller, more entrepreneurial companies. Historically, such companies have had limited access to capital and have faced continued on page 48

46	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006

			Average Annual Total Returns
Fund Inception: 10/31/05	3 MO	1 YR	SINCE INCEPTION
Matthews India Fund	14.87%	36.48%	45.17%
Bombay Stock Exchange 100 Index[1]	14.70%	45.62%	60.46%
Lipper Emerging Markets Funds Category Average[2]	17.61%	32.10%	41.76%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

OPERATING EXPENSES[3]
Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER[4]
Fiscal Year 2006	21.57%

[1]

The Bombay Stock Exchange 100 Index (BSE 100) is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]

As of 12/31/06, the Lipper Emerging Markets Funds Category Average consisted of 235 funds for the three-month period, 220 funds for the one-year period, and 212 funds since 10/31/05. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	47

MATTHEWS INDIA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
Dabur India, Ltd.	Consumer Staples	4.9%
Glenmark Pharmaceuticals, Ltd.	Health Care	4.1%
Housing Development Finance Corp., Cnv.	Financials	3.9%
Ashok Leyland, Ltd.	Industrials	3.8%
Infosys Technologies, Ltd.	Information Technology	3.7%
GAIL India, Ltd.	Utilities	3.6%
CESC, Ltd.	Utilities	3.5%
HDFC Bank, Ltd.	Financials	3.4%
I-Flex Solutions, Ltd.	Information Technology	3.4%
Cipla, Ltd.	Health Care	3.2%
% OF ASSETS IN TOP 10		37.5%

COUNTRY ALLOCATION
India	98.9%
Cash and other	1.1%

SECTOR ALLOCATION
Financials	16.0%
Industrials	15.5%
Consumer Discretionary	14.1%
Information Technology	14.1%
Health Care	11.5%
Consumer Staples	11.1%
Utilities	7.0%
Telecommunication Services	5.9%
Energy	3.7%
Cash and other	1.1%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	29.3%
Mid cap ($1–$5 billion)	43.6%
Small cap (under $1 billion)	26.0%
Cash and other	1.1%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
51	$ 15.45	$669.6 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

PORTFOLIO MANAGER COMMENTARY continued from page 46

excessive regulatory burdens that inhibited their growth within India’s own borders. Yet as India has deregulated its domestic markets and as the country’s capital markets have deepened, those same companies have seen their opportunities expand sharply, particularly against the country’s strong macroeconomic backdrop. For these reasons, compound earnings growth for mid-cap stocks have averaged nearly 39% over the past four years, versus 26% for the 30 blue-chip stocks that comprise the SENSEX. Small-cap companies have grown faster still, at a 41% compounded rate over the past four years. For these reasons, we intend to remain invested in the small- and mid-cap segments of the market for the long term.

48	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

One of the Fund’s holdings, Financial Technologies (FT), demonstrates why we have such conviction in some of India’s smaller companies. FT was founded only 12 years ago and presently has a market capitalization of about $1.8 billion. Despite its recent inception, the company has quickly emerged as one of the leading financial services entities in the country. Management has been quick to capitalize on some of the opportunities that have arisen as India has deregulated its capital markets. FT got its start providing software to India’s major stock exchanges but quickly developed its own trading package that has been sold to brokerage firms across the country. FT’s big break was to take advantage of an open tender to build one of India’s first nationwide commodity exchanges. Despite being an underdog for the tender, FT won, and has subsequently built the “MCX” (Multi Commodity Exchange of India). Within three years, the MCX has grown to become one of the largest exchanges in the world for commodities such as silver, gold, gas and oil. FT has gone on to launch a new commodity exchange in Dubai and is targeting doing the same in several other major markets around the world. We believe that aggressive, entrepreneurial companies like FT will offer some of India’s best growth prospects in the future.

As we look forward to the year ahead, there are some concerns that cloud the horizon; yet the underlying fundamentals—especially profit growth—still appear quite attractive. Corporate performance has continued to exceed most expectations, even as margin pressures are generally intensifying, especially from rising personnel costs. Still, productivity gains across the economy appear to have contained inflation, which remains surprisingly low despite India’s hectic pace of growth. We are concerned that inflationary pressures continue to build in the economy and may warrant further rate increases and monetary tightening in the year ahead.

However, this scenario may yet be avoided, as some of the most overheated sectors of the economy show signs of cooling off, albeit only modestly. Industrial production grew strongly in the first half of the year but has since moderated. Banks are beginning to ratchet down the growth of their loan books, though from very high levels. Domestic consumption has been resilient; this is particularly remarkable given that growth in the agricultural sector—which accounts for over half of the country’s employment—lagged that of the overall economy. Stock valuations are at a premium to the region, but deservedly so: Indian corporate profits have grown faster and more reliably than in many other countries in Asia. However, this leaves very little room for error should reality fall short of expectations. In any case, India is likely to remain one of the most volatile markets in Asia for the foreseeable future.

Note: Effective January 1, 2007, Mark Headley stepped down from his role as Co-Manager of the Fund. Andrew Foster remains Lead Manager of the Fund, accompanied by Sharat Shroff, who was named Co-Manager on June 26, 2006.

800.789.ASIA [2742] www.matthewsfunds.com	49

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS

EQUITIES: INDIA: 94.1%*

	SHARES	VALUE
INDUSTRIALS: 15.5%
Machinery: 8.2%
Ashok Leyland, Ltd.	24,636,277	$25,354,325
Jain Irrigation Systems, Ltd.	1,928,600	16,680,255
Tata Motors, Ltd.	635,538	12,931,892

		54,966,472

Construction & Engineering: 3.4%
Larsen & Toubro, Ltd.	453,830	14,825,865
Hindustan Construction Co.	2,384,000	7,920,633

		22,746,498

Industrial Conglomerates: 3.0%
Siemens India, Ltd.	543,707	13,958,750
MAX India, Ltd. **	300,776	5,810,291

		19,769,041

Air Freight & Logistics: 0.9%
Gati, Ltd.	2,700,629	5,747,837

Total Industrials		103,229,848

CONSUMER DISCRETIONARY: 14.1%
Media: 5.9%
Zee Entertainment
Enterprises, Ltd.	1,933,908	$12,826,450
Sun TV, Ltd.	194,454	6,300,863
Television Eighteen India, Ltd.	384,860	5,022,919
Balaji Telefilms, Ltd.	1,247,765	3,563,432
Inox Leisure, Ltd. **	1,076,527	3,507,347
PVR, Ltd.	627,251	3,245,379
Network 18 Fincap
Pvt., Ltd. **,***	329,880	2,272,341
Wire and Wireless
India, Ltd. **,***	966,954	2,402,703
Zee News, Ltd. **,***	874,320	620,464

		39,761,898

Automobiles: 2.6%
Bajaj Auto, Ltd.	150,722	8,919,194
Hero Honda Motors, Ltd.	506,007	8,731,079

		17,650,273

Textiles, Apparel & Luxury Goods: 2.2%
Titan Industries, Ltd.	394,589	7,666,670
Bata India, Ltd. **	1,478,500	6,777,850

		14,444,520

Household Durables: 2.1%
Voltas, Ltd.	5,381,750	13,916,432

Hotels, Restaurants & Leisure: 1.3%
Indian Hotels Co., Ltd.	2,508,200	8,763,966

Total Consumer Discretionary		94,537,089

50	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
INFORMATION TECHNOLOGY: 14.1%
IT Services: 8.1%
Infosys Technologies, Ltd.	485,091	$24,570,199
Wipro, Ltd.	1,437,435	19,677,855
HCL-Infosystems, Ltd.	2,693,185	9,735,870

		53,983,924

Software: 3.4%
I-Flex Solutions, Ltd. ***	477,607	22,611,875

Internet Software & Services: 2.4%
Sify, Ltd. ADR **	1,696,200	16,164,786

Internet Software & Services: 0.2%
Info Edge India, Ltd. **	127,227	1,668,237

Total Information Technology		94,428,822

FINANCIALS: 12.1%
Commercial Banks: 6.2%
UTI Bank, Ltd.	1,984,200	21,052,425
Corporation Bank	2,604,331	20,418,049

		41,470,474

Thrifts & Mortgage Finance: 3.4%
HDFC Bank, Ltd.	948,033	22,875,098

Diversified Financial Services: 1.7%
Financial Technologies India, Ltd.	280,355	11,238,587

Capital Markets 0.8%
IL&FS Investsmart, Ltd.	1,110,140	5,126,810

Total Financials		80,710,969

HEALTH CARE: 11.5%
Pharmaceuticals: 10.5%
Glenmark Pharmaceuticals, Ltd.	2,039,285	27,769,477
Cipla, Ltd.	3,764,657	21,379,271
Sun Pharmaceuticals Industries, Ltd.	953,325	21,159,033

		70,307,781

Health Care Providers & Services: 1.0%
Apollo Hospitals Enterprise, Ltd.	709,821	6,886,515

Total Health Care		77,194,296

CONSUMER STAPLES: 10.2%
Personal Products: 6.3%
Dabur India, Ltd.	9,812,571	32,568,158
Marico, Ltd.	795,472	9,760,977

		42,329,135

Household Products: 2.1%
Hindustan Lever, Ltd.	2,797,269	13,676,661

Food Products: 1.5%
Nestle India, Ltd.	400,045	10,271,829

Beverages: 0.3%
Radico Khaitan, Ltd.	572,000	2,123,999

Total Consumer Staples		68,401,624

See footnotes on page 53.

800.789.ASIA [2742] www.matthewsfunds.com	51

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS (continued)

EQUITIES: INDIA (continued)

	SHARES	VALUE
UTILITIES: 7.0%
Gas Utilities: 3.6%
GAIL India, Ltd.	4,024,001	$23,774,882
Electric Utilities: 3.4%
CESC, Ltd.	3,236,120	23,225,339

Total Utilities		47,000,221

TELECOMMUNICATION SERVICES: 5.9%
Wireless Telecommunication Services: 5.9%
Bharti Airtel, Ltd. **	1,409,191	20,056,933
Reliance Communications, Ltd. **	1,849,755	19,711,635

Total Telecommunication Services		39,768,568

ENERGY: 3.7%
Oil, Gas & Consumable Fuels: 3.7%
Reliance Industries, Ltd.	453,371	13,010,600
Chennai Petroleum Corp., Ltd.	2,407,744	11,856,480

Total Energy		24,867,080

TOTAL EQUITIES: INDIA (Cost $519,699,779)		630,138,517

INTERNATIONAL DOLLAR BONDS: 4.8%*

	FACE AMOUNT	VALUE
FINANCIALS: 3.9%
Thrifts & Mortgage Finance: 3.9%
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	$21,100,000	$26,190,375

Total Financials		26,190,375

CONSUMER STAPLES: 0.9%
Beverages: 0.9%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	5,000,000	5,700,000

Total Consumer Staples		5,700,000

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $29,833,361)		31,890,375

52	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

VALUE
TOTAL INVESTMENTS: 98.9% (Cost $549,533,140****)	$662,028,892
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%	7,614,034

NET ASSETS: 100.0%	$669,642,926

*	As a percentage of net assets as of December 31, 2006
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Cost for Federal income tax purposes is $550,052,349 and net unrealized appreciation consists of:

Gross unrealized appreciation	$122,919,425
Gross unrealized depreciation	(10,942,882)

Net unrealized appreciation	$111,976,543

ADR	American Depositary Receipt
Cnv.	Convertible
Pvt.	Private

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	53

MATTHEWS JAPAN FUND

FUND DESCRIPTION	SYMBOL: MJFOX

Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGERS

Lead Manager: Mark W. Headley	Co-Managers: David Ishibashi and Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

While absolute returns for the Matthews Japan Fund were negative in 2006, the general market conditions for the year were very different from the powerful rally seen in the second half of 2005. Indexes of smaller companies in Japan were crushed following a couple of high-level court cases that tainted many of Japan’s “new economy” players. Defensive larger-capitalization companies generally held their ground during the year. The Fund fell 6.44% for the year versus a gain of 6.33% for the MSCI Developed Markets Japan Index and a gain of 1.88% for the TOPIX Index. The Lipper Japanese Funds Category Average fell 2.39%, with noticeable weakness in portfolios with significant smaller-company exposure.

On a sector basis, during the year, the Fund saw relatively strong performance from its exposure to the health care and information technology sectors. The areas of greatest weakness were consumer discretionary and financials. The portfolio did experience positive returns from its larger-company exposure, but this was more than offset by general weakness in both its small and medium-sized holdings.

The Fund benefited from owning a large position in Nintendo, which rose 110% in 2006. Nintendo has been a leader in the video game industry for more than a decade, but the excitement in “Wii,” a new-generation game console, and continuing strong sales of “DS Lite,” a handheld game, has changed its growth profile. What is unique about Nintendo’s approach is its focus on “family” rather than just “hard-core gamers.” Nintendo continues to offer great value to both consumers and shareholders, and the stock remains one of the Fund’s core holdings.

Perhaps the most important highlight of this Report is the addition of David Ishibashi and Taizo Ishida to the management of the Fund. The addition of David and Taizo is a very significant event for the Advisor. Both have well over 20 years of experience in Japanese equities, as well as broader Asia Pacific experience. Friends and professional colleagues while at different firms for the past 16 years, David and Taizo bring a depth of knowledge and market experience that has been a hallmark of our work in Asia-ex Japan. (Their biographies can be found at www.matthewsfunds.com.) We are extremely pleased to have them on board as key members of our expanding Japanese and Asia Pacific effort, and their impact on the portfolio began immediately. We have been working to substantially overhaul a portfolio that has not performed up to our expectations since early 2005.

continued on page 57

54	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006

Fund Inception: 12/31/98	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	–0.52%	–6.44%	9.45%	12.62%	9.02%
MSCI Developed Markets Japan Index[1]	5.01%	6.33%	15.70%	13.64%	5.71%
TOPIX[2]	3.49%	1.88%	14.20%	13.51%	6.06%
Lipper Japanese Funds Category Average[3]	3.77%	–2.39%	13.85%	11.56%	5.94%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT SINCE FUND INCEPTION

OPERATING EXPENSES[4]
Fiscal Year 2006	1.24%

PORTFOLIO TURNOVER[5]
Fiscal Year 2006	59.95%

[1]

The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[3]

As of 12/31/06, the Lipper Japanese Funds Category Average consisted of 53 funds for the three-month period, 41 funds for the one-year period, 40 funds for the three-year period, 35 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	55

MATTHEWS JAPAN FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
The Sumitomo Trust & Banking Co., Ltd.	Financials	4.4%
Sysmex Corp.	Health Care	3.7%
Mizuho Financial Group, Inc.	Financials	3.2%
Toyota Motor Corp.	Consumer Discretionary	3.1%
Keyence Corp.	Information Technology	3.1%
Nintendo Co., Ltd.	Information Technology	3.0%
Nakanishi, Inc.	Health Care	2.8%
Nitori Co., Ltd.	Consumer Discretionary	2.8%
Nitto Denko Corp.	Materials	2.6%
Nidec Corp.	Information Technology	2.6%
% OF ASSETS IN TOP 10		31.3%

COUNTRY ALLOCATION
Japan	99.7%
Cash and other	0.3%

SECTOR ALLOCATION
Financials	31.8%
Consumer Discretionary	27.9%
Information Technology	18.7%
Health Care	9.3%
Materials	4.6%
Consumer Staples	4.2%
Industrials	3.2%
Cash and other	0.3%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	53.3%
Mid cap ($1–$5 billion)	32.5%
Small cap (under $1 billion)	13.9%
Cash and other	0.3%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
53	$17.29	$276.7 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

56	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 54

The portfolio was repositioned to take advantage of the continuing recovery of the Japanese economy. By the middle of 2006, the recovery was much broader-based than just the three major cities in Japan (Tokyo, Osaka and Nagoya). With deflation ending, rents began to rise, and property prices rose for the first time in 14 years. Corporate profits rose for the fourth consecutive year, and employee bonuses were in some cases at new highs. Consumption is poised for recovery.

Two examples of the portfolio’s repositioning are Japan Logistics Fund and Unicharm Petcare. Japan Logistics Fund is a listed real estate investment trust (REIT) that invests in distribution and warehouse properties used for the transfer and logistics of Japanese domestic trucking companies. The attractiveness of Japan Logistics Fund, in addition to its fundamentals and valuations, is that the properties it holds are utilized 24/7, 365 days a year by its key tenants—trucking and forwarding companies—that pay not only rent but also for their own security, bonding agents and internal facilities. In addition, due to the scope and scale needed by those tenants, occupancy rates remain very high, and vacancy rates are close to nil.

Unicharm Petcare is the listed spin-off of Unicharm, one of Japan’s largest diaper manufacturers. Unicharm Petcare produces and sells healthy, low-calorie pet foods and toiletries for cats and dogs only. As the demographics of Japan continue to shift and the society ages, so too does the average age of cats and dogs, and their dietary and toiletry needs increase along with those of their owners.

For 2007, the portfolio plans to continue to increase its weighting in domestically oriented small-cap companies (where valuations fall in line with the broader-based markets), specifically real estate, financial services and consumer stocks. As mentioned earlier, deflation is ending and the average Japanese will begin to reassess his or her current financial status and asset mix. With both land prices and total compensation rising, the wealth effect once again becomes a reality after being absent from the Japanese stage for the better part of 15 years. The shift will be from asset allocation to risk allocation, and we believe that investors will begin to actively seek returns versus safety.

As for her place in Asia in the shadow of China’s and India’s tremendous booms, Japan still has much to offer. Japan will be able to utilize its high levels of capital, technology and degree of manufacturing efficiency throughout the Asia Pacific region for quite some time to come. In this light, we believe that Japan is emerging from a very long eclipse.

800.789.ASIA [2742] www.matthewsfunds.com	57

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTS

EQUITIES: JAPAN: 99.7%*

	SHARES	VALUE
FINANCIALS: 31.8%
Commercial Banks: 13.1%
The Sumitomo Trust & Banking Co., Ltd.	1,150,000	$12,059,997
Mizuho Financial Group, Inc.	1,258	8,985,337
The Joyo Bank, Ltd.	1,085,000	5,990,042
The Chiba Bank, Ltd.	665,000	5,621,529
The Toyko Star Bank, Ltd.	1,170	3,529,516

		36,186,421

Real Estate Management & Development: 7.4%
Creed Corp.	1,407	4,859,266
KK DaVinci Advisors **	4,669	4,629,570
JOINT Corp.	115,100	4,429,713
Kenedix, Inc.	787	3,551,271
Shoei Co., Ltd.	104,800	2,897,290

		20,367,110

Insurance: 4.7%
T&D Holdings, Inc.	103,245	6,827,765
The Fuji Fire & Marine Insurance Co., Ltd.	1,686,000	6,290,358

		13,118,123

Capital Markets: 3.4%
Monex Beans Holdings, Inc.	7,216	5,608,840
Nomura Holdings, Inc.	148,000	2,791,984
Ichiyoshi Securities Co., Ltd.	61,300	884,434

		9,285,258

Real Estate Investment Trusts: 1.7%
Japan Logistics Fund, Inc. REIT	511	4,637,452

Consumer Finance: 1.5%
Credit Saison Co., Ltd.	124,300	4,282,425

Total Financials		87,876,789

CONSUMER DISCRETIONARY: 27.9%
Household Durables: 10.2%
Sony Corp. ADR	166,800	7,144,044
Sekisui House, Ltd.	446,000	6,494,836
Sharp Corp.	312,000	5,374,564
Matsushita Electric Industrial Co., Ltd.	269,000	5,368,472
Makita Corp.	123,900	3,800,134

		28,182,050

Specialty Retail: 7.4%
Nitori Co., Ltd.	179,000	7,776,396
Point, Inc.	104,250	6,850,426
Yamada Denki Co., Ltd.	68,000	5,771,186

		20,398,008

Automobiles: 5.5%
Toyota Motor Corp. ADR	64,300	8,636,133
Honda Motor Co., Ltd. ADR	167,900	6,638,766

		15,274,899

Diversified Consumer Services: 2.0%
Benesse Corp.	146,200	5,565,195

Internet & Catalog Retail: 1.8%
ASKUL Corp.	136,800	2,661,165
Nissen Co., Ltd.	385,700	2,430,780

		5,091,945

Multiline Retail: 1.0%
Ryohin Keikaku Co., Ltd.	36,500	2,794,126

Total Consumer Discretionary		77,306,223

58	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
INFORMATION TECHNOLOGY: 18.7%
Electronic Equipment & Instruments: 11.3%
Keyence Corp.	34,370	$8,517,048
Nidec Corp.	92,900	7,181,883
Hoya Corp.	166,800	6,503,525
Murata Manufacturing Co., Ltd.	69,800	4,721,566
Horiba, Ltd.	114,300	4,226,041

		31,150,063

Software: 3.0%
Nintendo Co., Ltd.	32,315	8,390,685

Office Electronics: 2.3%
Canon, Inc. ADR	109,550	6,199,434

Computers & Peripherals: 1.1%
Melco Holdings, Inc.	111,000	3,106,004

IT Services: 1.0%
Otsuka Corp.	27,500	2,796,101

Total Information Technology		51,642,287

HEALTH CARE: 9.3%
Health Care Equipment & Supplies: 7.8%
Sysmex Corp.	264,600	10,361,212
Nakanishi, Inc.	64,000	7,851,771
Terumo Corp.	83,500	3,283,728

		21,496,711

Pharmaceuticals: 1.5%
Takeda Pharmaceutical Co., Ltd.	60,400	4,146,616

Total Health Care		25,643,327

MATERIALS: 4.6%
Chemicals: 4.6%
Nitto Denko Corp.	143,700	7,196,773
Nippon Shokubai Co., Ltd.	273,000	2,901,937
Teijin, Ltd.	444,000	2,734,776

Total Materials		12,833,486

CONSUMER STAPLES: 4.2%
Beverages: 2.1%
Ito En, Ltd.	192,700	5,894,105

Food Products: 2.0%
Unicharm Petcare Corp.	151,200	5,501,416

Household Products: 0.1%
Pigeon Corp.	12,900	226,012

Total Consumer Staples		11,621,533

INDUSTRIALS: 3.2%
Commercial Services & Supplies: 2.7%
PRONEXUS, Inc.	516,400	4,812,299
Secom Co., Ltd.	53,000	2,747,868
		7,560,167

Machinery: 0.5%
Kinki Sharyo Co., Ltd.	332,000	1,389,320

Total Industrials		8,949,487

TOTAL INVESTMENTS: 99.7% (Cost $251,748,865***)		275,873,132
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		782,768

NET ASSETS: 100.0%		$276,655,900

*	As a percentage of net assets as of December 31, 2006

**	Non–income producing security

***	Cost for Federal income tax purposes is $ 252,533,262 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$37,192,458
	Gross unrealized depreciation	(13,852,588)

	Net unrealized appreciation	$23,339,870

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	59

MATTHEWS KOREA FUND

FUND DESCRIPTION	SYMBOL: MAKOX

Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective January 1, 2007.

Lead Managers: G. Paul Matthews and Mark W. Headley Co-Manager: J. Michael Oh

PORTFOLIO MANAGER COMMENTARY

For the one-year period ended December 31, 2006, the Matthews Korea Fund gained 12.99%, keeping pace with its benchmark KOSPI index, which gained 13.01%. However, the Fund underperformed the regionally based Lipper Pacific ex-Japan Funds Category Average, which gained 29.99% for the same period.

The Korean market remained relatively flat until March, when it experienced a strong upturn as positive earnings news from some companies lifted it. After hitting its peak in May, the market started to trend downward as higher oil prices, rising interest rates and rising geopolitical risks triggered a global emerging markets sell-off. The Korean market is still categorized as an emerging market by MSCI, and Korea was not an exception amid emerging markets weakness. Entering into the second half of 2006, the market began to rally as pressure from high oil prices and rising interest rates eased and exports remained strong, and the Korean equity market finished the year with a gain.

Domestic consumer sentiment and spending in Korea remained subdued throughout the year, in part due to weak corporate investment. Politics made headlines during the year as well. During the first half of the year, a major election resulted in an unprecedented landslide victory for the main opposition Grand National Party, and the approval rating of the president and his team remained low throughout the year.

The Fund’s performance was hurt in 2006 primarily due to its overweight position in the consumer discretionary sector and its underweight position in industrials. The consumer discretionary sector was impacted by rising interest rates and oil prices. We believe that the long-term prospects for the consumer discretionary sector in South Korea remains attractive, and it remains an important part of the portfolio. The industrials sector had a strong comeback in the second half of the year as construction, shipbuilders and other cyclical stocks experienced a strong rebound. The Fund fundamentally underweights cyclical sectors and believes that the consumer, financials and information technology sectors should perform better than cyclical sectors over the long term.

The Fund’s best-performing sector for 2006 was telecommunication services. The sector, which underperformed during the beginning of the year, began to outperform in the second half as general volatility in the Korean market picked up and as the sector’s valuations and continued on page 63

60	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF DECEMBER 31, 2006

			Average Annual Total Returns
Fund Inception: 1/3/95	3 MO	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	10.22%	12.99%	30.36%	26.14%	14.00%	6.82%
KOSPI[1]	6.59%	13.01%	31.71%	24.32%	7.68%	1.93%
Lipper Pacific ex-Japan Funds Category Average[2]	15.32%	29.99%	24.45%	21.31%	6.95%	7.36%[3]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

GROWTH OF A $10,000 INVESTMENT FOR THE 10-YEAR PERIOD ENDED 12/31/06

OPERATING EXPENSES[4]
Fiscal Year 2006	1.28%

PORTFOLIO TURNOVER[5]
Fiscal Year 2006	25.82%

[1]

The Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]

As of 12/31/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 52 funds for the three-month period, 50 funds for the one-year period, 49 funds for the three-year period, 45 funds for the five-year period, 25 funds for the 10-year period, and 15 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Calculated from 12/31/94.

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	61

MATTHEWS KOREA FUND

TOP TEN HOLDINGS 1

	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	8.5%
SK Telecom Co., Ltd.	Telecommunications Services	6.5%
Hana Financial Group, Inc.	Financials	5.7%
Kookmin Bank	Financials	5.2%
Amorepacific Corp.	Consumer Staples	4.3%
KT Corp.	Telecommunications Services	3.7%
Hanmi Pharm Co., Ltd.	Health Care	3.5%
NHN Corp.	Information Technology	3.4%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	3.4%
Samsung Securities Co., Ltd.	Financials	3.3%
% OF ASSETS IN TOP 10		47.5%

COUNTRY ALLOCATION
South Korea	100.2%
Cash and other	–0.2%

SECTOR ALLOCATION
Financials	21.8%
Information Technology	16.7%
Consumer Discretionary	14.1%
Consumer Staples	14.0%
Health Care	12.9%
Telecommunication Services	11.7%
Industrials	6.6%
Energy	1.6%
Materials	0.6%
Utilities	0.2%
Cash and other	–0.2%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	45.9%
Mid cap ($1–$5 billion)	35.0%
Small cap (under $1 billion)	19.3%
Cash and other	–0.2%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
46	$6.23	$241.0 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

62	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF DECEMBER 31, 2006, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 60

relatively stable earnings structure became attractive. The Fund increased its weighting in the telecommunications sector during the first three months of the year, which contributed to fund performance. The second-largest contributor to Fund performance came from the health care sector: The sector underperformed during the first half of the 2006 but rebounded during the second half as concerns over potential negative impact from a free-trade agreement with the U.S. eased. The financials sector also made a positive contribution. The information technology sector had been lagging other sectors in the first half of the year due to concerns over inventory buildups and declining prices for key consumer electronics, but as the outlook for holiday sales improved, the sector began to rally during the second half and made a positive contribution to Fund performance for 2006.

On a company basis, Amorepacific contributed the most to Fund performance for 2006. Amorepacific manufactures and distributes cosmetic products mostly for the South Korean market. The company has been expanding into China and the U.S. and maintains a profitable business in Europe. SK Telecom, Korea’s largest wireless telecommunication services company, was the second-highest contributor to Fund performance, followed by NHN. NHN is a dominant player in South Korea’s Internet sector, capturing more than half of the Internet search market and about a third of the casual gaming sector. South Korea’s Internet sector remains one of the most vibrant in the region, aided by the high penetration rate of broadband access in the country.

Hyundai Motor, an automobile manufacturer, was the worst performer in the portfolio in 2006. The company has been making good progress toward improving its brand image in overseas markets and improving the overall quality of its automobiles. However, it was faced with a strengthening currency and a strong labor union during the year, which caused its profitability to decline.

Tensions between North Korea and its neighbors escalated during the year. In October, North Korea tested nuclear devices in the northern region of its territory. The equity market retreated on the first day that the news came out but rebounded the very next day. We are hopeful that current events can be settled through the on-again, off-again six-nation nuclear talks that restarted in December. Nevertheless, North Korea remains a key risk for the South Korean market and for the Asia Pacific region as well.

Exports remain a significant component of the Korean economy, and further strengthening of its currency remains a concern for the market.

The Fund added to select positions in the consumer discretionary, information technology and health care sectors during the year. The Fund remains focused on industries poised to benefit from deregulating markets and rising domestic consumption, primarily in three sectors: consumer, financials and technology.

Note: Effective January 1, 2007, G. Paul Matthews and Mark Headley were named Co-Lead Managers of the Fund and were joined by J. Michael Oh as Co-Manager.

800.789.ASIA [2742] www.matthewsfunds.com	63

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTS*

EQUITIES: SOUTH KOREA: 100.2%**

	SHARES	VALUE
FINANCIALS: 21.8%
Commercial Banks: 13.9%
Hana Financial Group, Inc.	262,560	$13,790,435
Kookmin Bank	138,172	11,109,308
Shinhan Financial Group Co., Ltd.	144,242	7,367,199
Kookmin Bank ADR	16,339	1,317,577

		33,584,519

Capital Markets: 4.5%
Samsung Securities Co., Ltd.	145,485	7,866,500
Kiwoom.com Securities Co., Ltd.	100,353	2,936,684

		10,803,184

Insurance: 3.4%
Samsung Fire & Marine Insurance Co., Ltd.	46,993	8,112,876

Total Financials		52,500,579

INFORMATION TECHNOLOGY: 16.7%
Semiconductors & Semiconductor Equipment: 9.3%
Samsung Electronics Co., Ltd.	31,131	20,422,204
Samsung Electronics Co., Ltd., Pfd.	3,620	1,866,854

		22,289,058

Internet Software & Services: 4.1%
NHN Corp. ***	67,516	8,212,276
CDNetworks Co., Ltd. ***	44,382	1,620,233

		9,832,509

Software: 1.5%
NCSoft Corp. ***	65,176	3,719,545

Office Electronics: 1.2%
Sindo Ricoh Co., Ltd.	47,126	2,888,368

Electronic Equipment & Instruments: 0.6%
Daeduck GDS Co., Ltd.	143,660	1,413,430

Total Information Technology		40,142,910

CONSUMER DISCRETIONARY: 14.1%
Media: 4.7%
Cheil Communications, Inc.	21,743	5,374,694
ON*Media Corp. ***	304,410	2,608,761
Mediaplex, Inc. ***	68,586	1,788,398
IHQ, Inc. ***	219,530	1,597,247

		11,369,100

Multiline Retail: 3.7%
Hyundai Department Store Co., Ltd.	51,820	4,662,526
Taegu Department Store Co., Ltd.	133,110	2,658,353
Lotte Shopping Co., Ltd.	3,790	1,576,213

		8,897,092

Automobiles: 3.4%
Hyundai Motor Co.	78,331	5,660,829
Hyundai Motor Co., Pfd.	61,710	2,629,839

		8,290,668

Internet & Catalog Retail: 2.3%
GS Home Shopping, Inc.	60,788	5,419,925

Total Consumer Discretionary		33,976,785

CONSUMER STAPLES: 14.0%
Personal Products: 5.4%
Amorepacific Corp. ***	16,571	10,286,636
Pacific Corp.	15,779	2,884,333

		13,170,969

Food Products: 4.4%
Nong Shim Co., Ltd.	20,360	6,209,190
CJ Corp.	36,323	4,354,800

		10,563,990

Beverages: 2.3%
Hite Brewery Co., Ltd.	43,561	5,577,918

Food & Staples Retailing: 1.9%
Shinsegae Food Co., Ltd.	67,610	4,516,807

Total Consumer Staples		33,829,684

64	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	SHARES	VALUE
HEALTH CARE: 12.9%
Pharmaceuticals: 12.9%
Hanmi Pharmaceutical Co., Ltd.	55,742	$8,361,586
Yuhan Corp.	33,398	6,370,482
Daewoong Pharmaceutical Co., Ltd.	98,620	6,223,640
Dong-A Pharmaceutical Co., Ltd.	63,377	5,894,638
LG Life Sciences, Ltd. ***	86,240	4,351,047

Total Health Care		31,201,393

TELECOMMUNICATION SERVICES: 11.7%
Wireless Telecommunication Services: 8.0%
SK Telecom Co., Ltd.	52,825	12,628,967
KT Freetel Co., Ltd.	114,001	3,638,272
SK Telecom Co., Ltd. ADR	114,200	3,024,016

		19,291,255

Diversified Telecommunication Services: 3.7%
KT Corp.	131,820	6,591,000
KT Corp. ADR	87,700	2,223,195

		8,814,195

Total Telecommunication Services		28,105,450

INDUSTRIALS: 6.6%
Commercial Services & Supplies: 2.8%
S1 Corp.	142,885	6,638,974

Industrial Conglomerates: 2.7%
Orion Corp.	22,041	6,438,988

Construction & Engineering: 1.1%
Tae Young Corp.	32,930	2,648,861

Total Industrials		15,726,823

ENERGY: 1.6%
Oil, Gas & Consumable Fuels: 1.6%
GS Holdings Corp.	122,890	3,968,431

Total Energy		3,968,431

MATERIALS: 0.6%
Chemicals: 0.6%
LG Chem, Ltd.	33,680	$1,555,307

Total Materials		1,555,307

UTILITIES: 0.2%
Electric Utilities: 0.2%
Korea Electric Power Corp.	11,860	540,714

Total Utilities		540,714

TOTAL INVESTMENTS: 100.2% (Cost $143,144,558****)		241,548,076
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –0.2%		(545,317)

NET ASSETS: 100.0%		$241,002,759

*	On the last business day of the year, a third-party pricing service was used to fair value certain securities held by this fund (Note 1-A).
**	As a percentage of net assets as of December 31, 2006
***	Non–income producing security
****	Cost for Federal income tax purposes is $143,692,353 and net unrealized appreciation consists of:

Gross unrealized appreciation	$99,757,684
Gross unrealized depreciation	(1,901,961)

Net unrealized appreciation	$97,855,723

ADR	American Depositary Receipt
GDS	Global Depositary Shares
Pfd.	Preferred

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	65

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage if its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers.

For more information on this policy, please see the Funds’ prospectus.

The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

66	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expense Ratio[1]	Expenses Paid During Period 7/1/06 - 12/31/06[2]
Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$1,140.90	1.25%	$6.73
Hypothetical 5% Return	$1,000.00	$1,018.92	1.25%	$6.35
Matthews Asia Pacific Equity Income Fund[3]
Actual Fund Return	$1,000.00	$1,079.00	1.50%	$2.61
Hypothetical 5% Return	$1,000.00	$1,005.85	1.50%	$2.51
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,222.70	1.13%	$6.31
Hypothetical 5% Return	$1,000.00	$1,019.53	1.13%	$5.74
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,152.10	1.17%	$6.36
Hypothetical 5% Return	$1,000.00	$1,019.30	1.17%	$5.97
Matthews Asian Technology Fund
Actual Fund Return	$1,000.00	$1,196.40	1.39%	$7.70
Hypothetical 5% Return	$1,000.00	$1,018.20	1.39%	$7.07
Matthews China Fund
Actual Fund Return	$1,000.00	$1,376.60	1.25%	$7.51
Hypothetical 5% Return	$1,000.00	$1,018.89	1.25%	$6.38
Matthews India Fund
Actual Fund Return	$1,000.00	$1,354.10	1.38%	$8.17
Hypothetical 5% Return	$1,000.00	$1,018.27	1.38%	$7.00
Matthews Japan Fund
Actual Fund Return	$1,000.00	$958.40	1.26%	$6.22
Hypothetical 5% Return	$1,000.00	$1,018.85	1.26%	$6.41
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,144.20	1.27%	$6.85
Hypothetical 5% Return	$1,000.00	$1,018.81	1.27%	$6.45

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]

Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006, so actual fund return calculations are based on performance and operating expenses for two months only.

800.789.ASIA [2742] www.matthewsfunds.com	67

STATEMENTS OF ASSETS AND LIABILITIES

	Matthews Asia Pacific Fund	Matthews Asia Pacific Equity Income Fund	Matthews Pacific Tiger Fund
Assets:
Investments at value (A) ( Note 1-A and 4):
Unaffilitated issuers	$448,730,023	$25,024,964	$2,988,928,808
Affiliated issuers	—	—	293,197,253

Total investments	448,730,023	25,024,964	3,282,126,061
Cash	526,122	711,750	21,860,325
Foreign currency at value (B)	—	41,159	649,276
Dividends and interest receivable	108,867	15,452	142,515
Receivable for securities sold	688,725	—	—
Receivable for capital shares sold	625,082	578,150	5,525,692
Deferred organization costs (Note 1-F)	—	65,779	—
Prepaid expenses and other assets	6,741	101	53,233

Total assets	450,685,560	26,437,355	3,310,357,102

Liabilities:
Payable for securities purchased	—	583,068	—
Payable for capital shares redeemed	476,529	5,364	3,218,295
Cash overdraft	—	—	—
Foreign currency at value (B)	36	—	—
Due to Advisor (Note 2)	255,972	75,100	1,881,102
Administration and accounting fees payable	15,188	830	85,589
Administration and shareholder servicing fees payable	89,026	3,350	619,213
Custodian fees payable	39,001	11,870	373,165
Transfer agent fees payable	58,547	499	309,071
Accrued expenses payable	52,577	17,060	153,425

Total liabilities	986,876	697,141	6,639,860

Net Assets	$449,698,684	$25,740,214	$3,303,717,242

Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	26,571,065	2,391,019	139,342,880

Net asset value, offering price and redemption price	$16.92	$10.77	$23.71

Net Assets Consist of:
Capital paid-in	$355,716,967	$24,719,703	$2,270,944,071
Accumulated undistributed net investment income (loss)	—	(4,847)	1,302,311
Accumulated undistributed net realized gain (loss) on investments and foreign currency related transactions	4,005,997	—	46,273,005
Net unrealized appreciation on investments and foreign currency related transactions	89,975,720	1,025,358	985,197,855

Net Assets	$449,698,684	$25,740,214	$3,303,717,242

(A) Investments at cost:
Unaffilitated issuers	$358,754,170	$23,999,685	$2,035,776,001
Affiliated issuers	—	—	261,151,452

Total investments at cost	358,754,170	23,999,685	2,296,927,453

(B) Foreign currency at cost	($38)	$41,097	$651,513

See accompanying notes to financial statements.

68	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Matthews Asian Growth and Income Fund	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
$1,963,224,772	$128,618,196	$923,975,260	$662,028,892	$275,873,132	$241,548,076
26,842,912	—	25,512,086	—	—	—

1,990,067,684	128,618,196	949,487,346	662,028,892	275,873,132	241,548,076
28,739,113	1,300,783	24,021,540	1,597,579	—	745,721
2,610,245	164,931	—	5,359,727	—	73
3,835,856	44,822	188,106	783,481	215,603	230,653
6,591,475	—	—	118,107	4,412,882	1,495,189
3,408,739	912,376	17,097,566	4,635,799	2,025,175	224,800
—	—	—	—	—	—
28,628	—	16,245	15,134	6,161	2,239

2,035,281,740	131,041,108	990,810,803	674,538,719	282,532,953	244,246,751

10,041,531	900,757	18,649,885	2,981,880	226,042	—
1,784,676	153,392	4,678,093	1,091,276	1,188,086	2,930,957
—	—	—	—	4,133,982	—
—	—	—	—	—	—
1,156,087	72,637	503,823	376,255	166,829	142,405
56,858	5,824	26,653	20,116	10,064	10,514
408,616	25,313	172,823	131,392	59,780	49,439
153,131	14,023	66,502	148,161	11,943	30,854
223,278	23,364	125,323	98,041	48,058	43,890
94,657	26,772	59,660	48,672	32,269	35,933

13,918,834	1,222,082	24,282,762	4,895,793	5,877,053	3,243,992

$2,021,362,906	$129,819,026	$966,528,041	$669,642,926	$276,655,900	$241,002,759

108,216,072	16,399,796	40,002,380	43,329,693	16,003,060	38,713,303

$18.68	$7.92	$24.16	$15.45	$17.29	$6.23

$1,478,375,776	$115,409,097	$614,765,838	$559,956,191	$248,745,358	$130,147,765
(33,602,143)	(12,095)	(542)	—	(691,644)	(31,864)
54,047,178	(12,887,320)	(15,798,054)	(2,839,435)	4,478,315	12,483,211
522,542,095	27,309,344	367,560,799	$112,526,170	$24,123,871	98,403,647

$2,021,362,906	$129,819,026	$966,528,041	$669,642,926	$276,655,900	$241,002,759

$1,434,865,590	$101,311,156	$559,337,667	$549,533,140	$251,748,865	$143,144,558
32,678,308	—	22,588,860	—	—	—

1,467,543,898	101,311,156	581,926,527	549,533,140	251,748,865	143,144,558

$2,592,381	$165,017	$0	$5,331,949	$0	$72

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STATEMENTS OF OPERATIONS

	Matthews Asia Pacific Fund	Matthews Asia Pacific Equity Income Fund[1]	Matthews Pacific Tiger Fund
Investment Income:
Dividends – Unaffiliated issuers	$7,059,466	$58,680	$59,799,184
Dividends – Affiliated issuers (Note 4)	—	—	7,806,737
Interest	19,154	3,058	363,856
Foreign withholding tax	(435,978)	(603)	(4,510,815)

Total investment income	6,642,642	61,135	63,458,962

Expenses:
Investment advisory fees (Note 2)	2,722,715	14,962	19,540,448
Administration and shareholder servicing fees (Note 2)	1,000,631	4,515	6,829,532
Transfer agent fees	560,583	1,866	2,985,605
Custodian fees	175,237	11,870	1,510,509
Administration and accounting fees	147,382	1,342	884,320
Printing fees	153,353	3,000	613,652
Registration fees	57,199	10,700	131,281
Professional fees	25,455	6,974	71,705
Trustees fees	17,919	118	132,489
Insurance fees	5,657	3	40,518
Organization fees (Note 1-F )	—	7,836	—
Other expenses	9,833	—	35,898

Total expenses	4,875,964	63,186	32,775,957

Advisory fees waived, shareholder servicing fees waived, and expenses waived or reimbursed (Note 2)	(60,429)	(30,901)	(414,545)
Recoupment of past waived fees (Note 2)	—	—	—

Net expenses	4,815,535	32,285	32,361,412

Net Investment Income (Loss)	1,827,107	28,850	31,097,550

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions:
Net realized gain (loss) on investments – Unaffiliated issuers	16,747,594	—	114,890,297
Net realized gain (loss) on investments – Affiliated issuers	—	—	12,363,760
Net realized gain (loss) on foreign currency related transactions	(76,783)	(5,232)	(735,348)
Net change in unrealized appreciation/depreciation on investments	38,274,874	1,025,279	506,671,022
Net change in unrealized appreciation/depreciation on foreign currency related transactions and deferred taxes	757	79	(5,690)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	54,946,442	1,020,126	633,184,041

Net Increase (Decrease) in Net Assets from Operations	$56,773,549	$1,048,976	$664,281,591

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

See accompanying notes to financial statements.

70	MATTHEWS ASIAN FUNDS

FOR THE PERIOD DECEMBER 31, 2006

Matthews Asian Growth and Income Fund	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
$54,740,594	$1,116,713	$12,692,027	$5,014,392	$3,792,889	$3,811,098
856,867	—	168,204	—	—	—
10,911,890	5,562	144,568	521,237	—	129,707
(3,245,134)	(123,374)	—	—	(269,732)	(627,486)

63,264,217	998,901	13,004,799	5,535,629	3,523,157	3,313,319

12,848,587	636,719	4,111,845	2,918,233	2,614,584	1,958,895
4,826,695	237,544	1,518,446	1,078,257	991,468	715,744
2,501,083	177,146	1,019,215	704,964	604,573	446,886
630,849	70,254	279,018	634,838	70,936	172,515
592,956	47,230	202,684	149,241	135,285	106,856
359,749	45,958	216,328	164,240	144,369	111,064
56,123	32,375	39,997	66,147	51,793	57,245
55,979	19,318	28,906	25,406	25,674	23,582
91,246	4,173	27,081	15,400	16,985	12,607
37,033	950	9,025	600	6,668	4,785
—	—	—	37,573	—	—
27,149	10,115	3,958	95,373	2,864	2,114

22,027,449	1,281,782	7,456,503	5,890,272	4,665,199	3,612,293

(275,112)	(16,398)	(88,998)	(63,150)	(58,773)	(44,855)
—	—	—	37,688	—	—

21,752,337	1,265,384	7,367,505	5,864,810	4,606,426	3,567,438

41,511,880	(266,483)	5,637,294	(329,181)	(1,083,269)	(254,119)

200,650,839	998,116	(9,072,204)	(2,839,435)	13,553,457	51,130,079
—	`—	—	—	—	—
19,121	(109,514)	(13,986)	(412,278)	20,581	(336,894)
145,620,315	16,101,248	312,156,166	108,222,320	(43,743,330)	(26,706,897)
14,797	2,985	(34)	333,583	6,399	761

346,305,072	16,992,835	303,069,942	105,304,190	(30,162,893)	24,087,049

$387,816,952	$16,726,352	$308,707,236	$104,975,009	($31,246,162)	$23,832,930

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STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asia Pacific Fund	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income	$1,827,107	$1,213,594
Net realized gain (loss) on investments and foreign currency related transactions	16,670,811	(477,830)
Net change in unrealized appreciation on investments and foreign currency related transactions	38,275,631	37,566,097

Net increase in net assets resulting from operations	56,773,549	38,301,861

Distributions to Shareholders from:
Net investment income	(1,833,549)	(1,053,313)
Realized gains on investments	(12,267,314)	(48,385)

Net decrease in net assets resulting from distributions	(14,100,863)	(1,101,698)

Capital Share Transactions (net) (Note 1-L)	121,726,009	135,850,045

Redemption Fees	130,887	76,362

Total increase in net assets	164,529,582	173,126,570

Net Assets:
Beginning of year	285,169,102	112,042,532

End of year (including undistributed net investment income of $0 and $43,035, respectively)	$449,698,684	$285,169,102

See accompanying notes to financial statements.

Matthews Asia Pacific Equity Income Fund	Period Ended December 31, 2006[1]

Operations:
Net investment income	$28,850
Net realized loss on investments and foreign currency related transactions	(5,232)
Net change in unrealized appreciation on investments and foreign currency related transactions	1,025,358

Net increase in net assets resulting from operations	1,048,976

Distributions to Shareholders from:
Net investment income	(28,465)
Realized gains on investments	—

Net decrease in net assets resulting from distributions	(28,465)

Capital Share Transactions (net) (Note 1-L)	24,718,942

Redemption Fees	761

Total increase in net assets	25,740,214

Net Assets:
Beginning of period	—

End of period (including undistributed net investment loss of ($4,847))	$25,740,214

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

See accompanying notes to financial statements.

72	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Matthews Pacific Tiger Fund	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income	$31,097,550	$14,043,334
Net realized gain on investments and foreign currency related transactions	126,518,709	5,049,156
Net change in unrealized appreciation on investments and foreign currency related transactions	506,665,332	274,611,888

Net increase in net assets resulting from operations	664,281,591	293,704,378

Distributions to Shareholders from:
Net investment income	(28,762,541)	(12,355,691)
Realized gains on investments	(78,438,057)	(8,654,067)

Net decrease in net assets resulting from distributions	(107,200,598)	(21,009,758)

Capital Share Transactions (net) (Note 1-L)	714,038,419	903,630,020

Redemption Fees	602,369	518,108

Total increase in net assets	1,271,721,781	1,176,842,748

Net Assets:
Beginning of year	2,031,995,461	855,152,713

End of year (including undistributed net investment income of $1,302,311 and $222,298, respectively)	$3,303,717,242	$2,031,995,461

See accompanying notes to financial statements.

Matthews Asian Growth and Income Fund	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income	$41,511,880	$37,964,452
Net realized gain on investments and foreign currency related transactions	200,669,960	92,232,014
Net change in unrealized appreciation on investments and foreign currency related transactions	145,635,112	89,027,670

Net increase in net assets resulting from operations	387,816,952	219,224,136

Distributions to Shareholders from:
Net investment income	(60,297,751)	(38,487,669)
Realized gains on investments	(173,639,745)	(67,173,297)

Net decrease in net assets resulting from distributions	(233,937,496)	(105,660,966)

Capital Share Transactions (net) (Note 1-L)	190,839,416	326,417,873

Redemption Fees	85,403	86,300

Total increase in net assets	344,804,275	440,067,343

Net Assets:
Beginning of year	1,676,558,631	1,236,491,288

End of year (including undistributed net investment loss of ($33,602,143) and ($9,641,086), respectively)	$2,021,362,906	$1,676,558,631

See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asian Technology Fund	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income (loss)	($266,483)	$30,623
Net realized gain on investments and foreign currency related transactions	888,602	1,205,020
Net change in unrealized appreciation on investments and foreign currency related transactions	16,104,233	6,171,595

Net increase in net assets resulting from operations	16,726,352	7,407,238

Capital Share Transactions (net) (Note 1-L)	62,525,534	4,138,784

Redemption Fees	141,207	14,488

Total increase in net assets	79,393,093	11,560,510

Net Assets:
Beginning of year	50,425,933	38,865,423

End of year (including undistributed net investment loss of ($12,095) and ($4,264), respectively)	$129,819,026	$50,425,933

See accompanying notes to financial statements.

Matthews China Fund	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income	$5,637,294	$5,647,001
Net realized loss on investments and foreign currency related transactions	(9,086,190)	(4,195,590)
Net change in unrealized appreciation on investments and foreign currency related transactions	312,156,132	24,074,886

Net increase in net assets resulting from operations	308,707,236	25,526,297

Distributions to Shareholders from:
Net investment income	(5,623,850)	(5,680,685)
Return of capital	(31,925)	—

Net decrease in net assets resulting from distributions	(5,655,775)	(5,680,685)

Capital Share Transactions (net) (Note 1-L)	273,927,878	(11,163,075)

Redemption Fees	598,752	145,943

Total increase in net assets	577,578,091	8,828,480

Net Assets:
Beginning of year	388,949,950	380,121,470

End of year (including undistributed net investment loss of ($542) and $0, respectively)	$966,528,041	$388,949,950

See accompanying notes to financial statements.

74	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Matthews India Fund	Year Ended December 31, 2006	Period Ended December 31, 2005[1]

Operations:
Net investment loss	($329,181)	($60,918)
Net realized gain (loss) on investments and foreign currency related transactions	(3,251,713)	310
Net change in unrealized appreciation on investments and foreign currency related transactions	108,555,903	4,273,432

Deferred taxes on unrealized appreciation	—	(303,165)

Net increase in net assets resulting from operations	104,975,009	3,909,659

Capital Share Transactions (net) (Note 1-L)	482,288,118	76,984,730

Redemption Fees	1,482,487	2,923

Total increase in net assets	588,745,614	80,897,312

Net Assets:
Beginning of period	80,897,312	—

End of period (including undistributed net investment loss of $0 and $0, respectively)	$669,642,926	$80,897,312

[1]	The Matthews India Fund commenced operations on October 31, 2005

See accompanying notes to financial statements.

Matthews Japan Fund	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment loss	($1,083,269)	($226,809)
Net realized gain (loss) on investments and foreign currency related transactions	13,574,038	(4,014,806)
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(43,736,931)	45,529,741

Net increase (decrease) in net assets resulting from operations	(31,246,162)	41,288,126

Distributions to Shareholders from:
Net investment income	—	(575,739)

Net decrease in net assets resulting from distributions	—	(575,739)

Capital Share Transactions (net) (Note 1-L)	(59,917,684)	126,300,354

Redemption Fees	201,377	123,743

Total increase (decrease) in net assets	(90,962,469)	167,136,484

Net Assets:
Beginning of year	367,618,369	200,481,885

End of year (including undistributed net investment loss of ($691,644) and ($1,122,081), respectively)	$276,655,900	$367,618,369

See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Matthews Korea Fund	Year Ended December 31, 2006	Year Ended December 31, 2005

Operations:
Net investment income (loss)	($254,119)	463,123
Net realized gain on investments and foreign currency related transactions	50,793,185	5,986,111
Net change in unrealized appreciation (depreciation) on investments and foreign currency related transactions	(26,706,136)	76,936,475

Net increase in net assets resulting from operations	23,832,930	83,385,709

Distributions to Shareholders from:
Net investment income	(299,639)	—
Realized gains on investments	(33,182,764)	(4,283,754)

Net decrease in net assets resulting from distributions	(33,482,403)	(4,283,754)

Capital Share Transactions (net) (Note 1-L)	(19,781,538)	62,854,380

Redemption Fees	508,556	174,428

Total increase (decrease) in net assets	(28,922,455)	142,130,763

Net Assets:
Beginning of year	269,925,214	127,794,451

End of year (including undistributed net investment income (loss) of ($31,864) and $196,052, respectively)	$241,002,759	$269,925,214

See accompanying notes to financial statements.

76	MATTHEWS ASIAN FUNDS

FINANCIAL HIGHLIGHTS	DECEMBER 31, 2006

Matthews Asia Pacific Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005	Four-Month Period Ended Dec 31, 2004[1]	Period Ended Aug 31, 2004[2]
Net Asset Value, beginning of period	$14.89	$12.58	$10.70	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.07	0.07	(0.01)	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	2.50	2.30	1.93	0.66

Total from investment operations	2.57	2.37	1.92	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.06)	(0.02)	—
Net realized gains on investments	(0.48)	—	(0.02)	—

Total distributions	(0.55)	(0.06)	(0.04)	—

Paid-in capital from redemption fees (Note 1-L)	0.01	— [5]	— [5]	0.02

Net Asset Value, end of period	$16.92	$14.89	$12.58	$10.70

TOTAL RETURN	17.39%	18.84%	18.00%[4]	7.00%[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$449,699	$285,169	$112,043	$76,222

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.26%	1.35%	1.52%[3]	1.67%[3]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%	1.34%	1.51%[3]	1.66%[3]

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.45%	0.66%	(0.31%)[3]	0.38%[3]

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.47%	0.67%	(0.30%)[3]	0.39%[3]

Portfolio turnover	40.45%	15.84%	1.28%[4]	10.75%[4]

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.

[3]	Annualized.

[4]	Not annualized.

[5]	Less than $0.01 per share.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	77

FINANCIAL HIGHLIGHTS

Matthews Asia Pacific Equity Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

Period Ended Dec 31, 2006[1]
Net Asset Value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.02
Net realized gain and unrealized appreciation on investments and foreign currency	0.77

Total from investment operations	0.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)

Total distributions	(0.02)

Paid-in capital from redemption fees (Note 1-L)	— [4]

Net Asset Value, end of period	$10.77

TOTAL RETURN	7.90%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$25,740

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	2.93%[2]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%[2]

Ratio of net investment loss to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.10%)[2]

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.34%[2]

Portfolio turnover	0.00%[3]

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

78	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Matthews Pacific Tiger Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005	Four-Month Period Ended Dec 31, 2004[1]	Years Ended Aug 31,
				2004	2003	2002
Net Asset Value, beginning of period	$19.27	$15.90	$13.22	$11.20	$8.54	$7.91

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)	0.22	0.14	(0.01)	0.09	0.07	(0.01)
Net realized gain and unrealized appreciation on investments and foreign currency	5.01	3.43	3.00	1.95	2.58	0.66

Total from investment operations	5.23	3.57	2.99	2.04	2.65	0.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.12)	(0.10)	(0.04)	—	(0.01)
Net realized gains on investments	(0.58)	(0.09)	(0.21)	—	—	(0.03)

Total distributions	(0.79)	(0.21)	(0.31)	(0.04)	—	(0.04)

Paid-in capital from redemption fees (Note 1-L)	— [4]	0.01	— [4]	0.02	0.01	0.02

Net Asset Value, end of period	$23.71	$19.27	$15.90	$13.22	$11.20	$8.54

TOTAL RETURN	27.22%	22.51%	22.69%[3]	18.45%	31.15%	8.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,303,717	$2,031,995	$855,153	$587,133	$229,467	$114,798

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.18%	1.31%	1.39%[2]	1.50%	1.75%	1.79%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.16%	1.31%	1.36%[2]	1.48%	1.75%	1.87%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	1.10%	(0.19%)[2]	0.93%	1.04%	(0.17%)

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%	1.10%	(0.16%)[2]	0.95%	1.04%	(0.09%)

Portfolio turnover	18.80%	3.03%	3.82%[3]	15.16%	28.24%	57.00%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	79

FINANCIAL HIGHLIGHTS

Matthews Asian Growth And Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005	Four-Month Period Ended Dec 31, 2004[1]	Years Ended Aug 31,
				2004	2003	2002
Net Asset Value, beginning of period	$17.14	$15.82	$14.65	$12.21	$10.71	$9.08

INCOME FROM
INVESTMENT OPERATIONS
Net investment income	0.46	0.45	0.11	0.32	0.23	0.18
Net realized gain and unrealized appreciation on investments and foreign currency	3.47	2.02	1.83	2.56	1.61	1.70

Total from investment operations	3.93	2.47	1.94	2.88	1.84	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)	(0.43)	(0.38)	(0.25)	(0.20)	(0.27)
Net realized gains on investments	(1.77)	(0.72)	(0.39)	(0.20)	(0.15)	—

Total distributions	(2.39)	(1.15)	(0.77)	(0.45)	(0.35)	(0.27)

Paid-in capital from redemption fees (Note 1-L)	— [4]	— [4]	— [4]	0.01	0.01	0.02

Net Asset Value, end of period	$18.68	$17.14	$15.82	$14.65	$12.21	$10.71

TOTAL RETURN	23.38%	15.76%	13.32%[3]	23.99%	17.81%	21.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,021,363	$1,676,559	$1,236,491	$1,007,187	$533,302	$152,681

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.20%	1.28%	1.35%[2]	1.45%	1.69%	1.77%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.19%	1.27%	1.31%[2]	1.44%	1.69%	1.79%

Ratio of net investment income to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.26%	2.59%	2.15%[2]	2.27%	2.69%	2.13%

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.27%	2.60%	2.19%[2]	2.28%	2.69%	2.11%

Portfolio turnover	28.37%	20.16%	7.32%[3]	17.46%	13.33%	32.37%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

80	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Matthews Asian Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005	Four-Month Period Ended Dec 31, 2004[1]	Year Ended Aug 31,
				2004	2003	2002
Net Asset Value, beginning of period	$6.53	$5.45	$4.83	$4.30	$3.13	$3.53

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment loss	(0.02)	— [4]	(0.02)	(0.02)	(0.01)	(0.10)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	1.40	1.08	0.64	0.53	1.16	(0.31)

Total from investment operations	1.38	1.08	0.62	0.51	1.15	(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	—	(0.04)

Total distributions	—	—	—	—	—	(0.04)

Paid-in capital from redemption fees (Note 1-L)	0.01	— [4]	— [4]	0.02	0.02	0.05

Net Asset Value, end of period	$7.92	$6.53	$5.45	$4.83	$4.30	$3.13

TOTAL RETURN	21.29%	19.82%	12.84%[3]	12.40%	37.38%	(10.40%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$129,819	$50,426	$38,865	$34,297	$18,769	$6,879

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.41%	1.49%	1.64%[2]	1.63%	2.10%	2.01%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.39%	1.48%	1.60%[2]	1.91%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.31%)	0.07%	(0.89%)[2]	(0.03%)	(0.71%)	(1.56%)

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.29%)	0.08%	(0.85%)[2]	(0.31%)	(0.61%)	(1.55%)

Portfolio turnover	34.77%	29.76%	7.36%[3]	41.25%	72.03%	103.60%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	81

FINANCIAL HIGHLIGHTS

Matthews China Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005	Four-Month Period Ended Dec 31, 2004[1]	Years Ended Aug 31,
				2004	2003	2002
Net Asset Value, beginning of period	$14.76	$14.01	$13.26	$11.54	$8.96	$9.21

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	0.15	0.22	0.03	0.08	0.11	0.05
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	9.39	0.74	1.38	1.67	2.59	(0.20)

Total from investment operations	9.54	0.96	1.41	1.75	2.70	(0.15)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.22)	(0.14)	(0.07)	(0.14)	(0.15)
Net realized gains on investments	—	—	(0.53)	—	—	—
Return of capital	— [4]	—	—	—	—	—

Total distributions	(0.15)	(0.22)	(0.67)	(0.07)	(0.14)	(0.15)

Paid-in capital from redemption fees (Note 1-L)	0.01	0.01	0.01	0.04	0.02	0.05

Net Asset Value, end of period	$24.16	$14.76	$14.01	$13.26	$11.54	$8.96

TOTAL RETURN	64.81%	6.91%	10.61%[3]	15.48%	30.88%	(1.16%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$966,528	$388,950	$380,121	$340,251	$111,950	$33,675

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.27%	1.31%	1.47%[2]	1.52%	1.78%	1.97%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.26%	1.30%	1.43%[2]	1.50%	1.79%	2.00%

Ratio of net investment income to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.95%	1.45%	0.81%[2]	1.02%	1.94%	0.99%

Ratio of net investment income to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.96%	1.46%	0.85%[2]	1.04%	1.93%	0.96%

Portfolio turnover	11.65%	11.82%	4.99%[3]	28.99%	19.34%	43.84%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

82	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Matthews India Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005[1]
Net Asset Value, beginning of period	$11.32	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(0.01)	(0.01)
Net realized gain and unrealized appreciation on investments and foreign currency	4.11	1.33

Total from investment operations	4.09	1.32

Paid-in capital from redemption fees (Note 1-L)	0.03	– [4]

Net Asset Value, end of period	$15.45	$11.32

TOTAL RETURN	36.48%	13.20%[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$669,643	$80,897

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.41%	2.75%[2]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.41%	2.00%[2]

Ratio of net investment loss to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.08%)	(1.92%)[2]

Ratio of net investment loss to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.08%)	(1.17%)[2]

Portfolio turnover	21.57%	0.00%[3]

[1]	The Matthews India Fund commenced operations on October 31, 2005.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	83

FINANCIAL HIGHLIGHTS

Matthews Japan Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005	Four-Month Period Ended Dec 31, 2004[1]	Years Ended Aug 31,
				2004	2003	2002

Net Asset Value, beginning of period	$18.48	$16.12	$14.73	$10.90	$9.60	$11.22
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)	(0.08)	0.02	(0.02)	(0.05)	(0.03)	(0.07)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(1.12)	2.36	1.40	3.82	1.30	(1.39)

Total from investment operations	(1.20)	2.38	1.38	3.77	1.27	(1.46)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	—	—	—	(0.27)

Total distributions	—	(0.03)	—	—	—	(0.27)

Paid-in capital from redemption fees
( Note 1-L)	0.01	0.01	0.01	0.06	0.03	0.11

Net Asset Value, end of period	$17.29	$18.48	$16.12	$14.73	$10.90	$9.60

TOTAL RETURN	(6.44%)	14.83%	9.44%[3]	35.14%	13.54%	(12.20%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$276,656	$367,618	$200,482	$195,256	$23,653	$9,399

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.25%	1.29%	1.40%[2]	1.46%	1.92%	1.91%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%	1.28%	1.38%[2]	1.45%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.30%)	(0.11%)	(0.33%)[2]	(0.72%)	(0.97%)	(1.25%)

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.29%)	(0.10%)	(0.31%)[2]	(0.71%)	(1.05%)	(1.34%)

Portfolio turnover	59.95%	20.88%	5.30%[3]	14.57%	77.30%	113.23%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

See accompanying notes to financial statements.

84	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Matthews Korea Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec 31, 2006	Year Ended Dec 31, 2005	Four–Month Period Ended Dec 31, 2004[1]	Years Ended Aug 31,
				2004	2003	2002
Net Asset Value, beginning of period	$6.37	$4.08	$3.94	$4.37	$4.42	$2.68

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)	0.01	0.01	—	0.04	0.01	(0.02)
Net realized gain and unrealized appreciation on investments and foreign currency	0.80	2.39	0.78	0.34	0.32	1.81

Total from investment operations	0.81	2.40	0.78	0.38	0.33	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—	(0.01)	—	—	(0.01)
Net realized gains on investments	(0.95)	(0.11)	(0.63)	(0.82)	(0.39)	(0.07)

Total distributions	(0.96)	(0.11)	(0.64)	(0.82)	(0.39)	(0.08)

Paid-in capital from redemption fees (Note 1-L)	0.01	— [4]	— [4]	0.01	0.01	0.03

Net Asset Value, end of period	$6.23	$6.37	$4.08	$3.94	$4.37	$4.42

TOTAL RETURN	12.99%	58.76%	20.60%[3]	9.91%	8.80%	68.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$241,003	$269,925	$127,794	$110,199	$217,267	$253,003

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 2)	1.30%	1.35%	1.49%[2]	1.51%	1.72%	1.75%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.28%	1.35%	1.31%[2]	1.50%	1.72%	1.75%

Ratio of net investment income (loss) to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.11%)	0.27%	(0.87%)[2]	0.28%	0.17%	(0.64%)

Ratio of net investment income (loss) to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	(0.09%)	0.27%	(0.69%)[2]	0.29%	0.17%	(0.64%)

Portfolio turnover	25.82%	10.13%	6.53%[3]	18.40%	29.90%	46.52%

[1]	The Fund’s fiscal year end changed from August 31 to December 31, effective December 31, 2004.

[2]	Annualized.

[3]	Not annualized.

[4]	Less than $0.01 per share.

See accompanying notes to financial statements.

800.789.ASIA [2742] www.matthewsfunds.com	85

NOTES TO FINANCIAL STATEMENTS

1.	SIGNIFICANT ACCOUNTING POLICIES

Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues nine separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Pacific Fund, Matthews Asia Pacific Equity Income Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Valuation Committee of Matthews International Capital Management, LLC (the “Advisor”), subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Valuation Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. Dollars, and are denominated in U.S. Dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE . Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

86	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

B.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may engage in forward foreign currency exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by the Advisor. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.

C.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the possibility of disruption to international trade patterns, the possibility of currency crises and exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non-U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

D.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2006. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the U. S. and the use of the tax accounting practice known as equalization.

E.	DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

F.	ORGANIZATION COSTS: Organization costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Asia Pacific Fund, Mathews Asia Pacific Equity Income Fund, Matthews Pacific Tiger Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U. S. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

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NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid for the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

YEAR ENDED DECEMBER 31, 2006	ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL TAXABLE DISTRIBUTIONS
Matthews Asia Pacific Fund	$1,793,500	$12,307,363	$—	$14,100,863
Matthews Asia Pacific Equity Income Fund	28,465	—	—	28,465
Matthews Pacific Tiger Fund	40,731,212	66,469,386	—	107,200,598
Matthews Asian Growth and Income Fund	62,152,612	171,784,884	—	233,937,496
Matthews China Fund	5,623,850	—	31,925	5,655,775
Matthews Korea Fund*	752,918	32,729,485	—	33,482,403

*	The $237,374 of ordinary income and $8,880,187 of long-term capital gain distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

YEAR ENDED DECEMBER 31, 2005	ORDINARY INCOME	NET LONG TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Matthews Asia Pacific Fund	$1,101,698	$—	$1,101,698
Matthews Pacific Tiger Fund	13,372,620	7,637,138	21,009,758
Matthews Asian Growth and Income Fund	39,398,551	66,262,415	105,660,966
Matthews China Fund	5,680,685	—	5,680,685
Matthews Japan Fund	575,739	—	575,739
Matthews Korea Fund	—	4,283,754	4,283,754

As of December 31, 2006 the components of distributable earnings on tax basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG TERM CAPITAL GAINS	CAPITAL LOSS CARRY FORWARDS	POST OCT. CAPITAL LOSSES**
Matthews Asia Pacific Fund	$—	$4,279,188	$—	$—
Matthews Asia Pacific Equity Income Fund	16,041	—	—	—
Matthews Pacific Tiger Fund	1,378,896	46,636,678	—	—
Matthews Asian Growth and Income Fund	35,504,212	38,420,546	—	—
Matthews Asian Technology Fund	—	—	(12,721,728)	(12,095)
Matthews China Fund	—	—	(15,335,268)	—
Matthews India Fund	—	—	(2,320,226)	—
Matthews Japan Fund	82,727	4,488,341	—	—
Matthews Korea Fund	—	13,031,006	—	—

	POST OCTOBER CURRENCY LOSSES**	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION***	TOTAL ACCUMULATED EARNINGS
Matthews Asia Pacific Fund	$—	$—	$89,702,529	$93,981,717
Matthews Asia Pacific Equity Income Fund	(5,232)	(2,809)	1,012,511	1,020,511
Matthews Pacific Tiger Fund	(74,412)	—	984,832,009	1,032,773,171
Matthews Asian Growth and Income Fund	—	—	469,062,372	542,987,130
Matthews Asian Technology Fund	(79,224)	—	27,222,976	14,409,929
Matthews China Fund	(542)	—	367,098,013	351,762,203
Matthews India Fund	—	—	112,006,961	109,686,735
Matthews Japan Fund	—	—	23,339,474	27,910,542
Matthews Korea Fund	(31,864)	—	97,855,852	110,854,994

**	Under current tax law, capital and currency losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred as occurring on the first day of the following fiscal year.

***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

88	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

For Federal income tax purposes, the Funds indicated below have capital loss carry forwards, which expire in the year indicated, as of December 31, 2006, which are available to offset future capital gains, if any:

	2008	2009	2010	2011
LOSSES DEFERRED EXPIRING IN:
Matthews Asian Technology Fund	($3,293,471)	($5,967,059)	($3,461,198)	$—
Matthews China Fund	—	—	—	—
Matthews India Fund	—	—	—	—
	2012	2013	2014	Total
LOSSES DEFERRED EXPIRING IN:
Matthews Asian Technology Fund	$—	$—	$—	($12,721,728)
Matthews China Fund	(78,979)	(6,184,085)	(9,072,204)	(15,335,268)
Matthews India Fund	—	—	(2,320,226)	(2,320,226)

The capital loss carryforwards utilized to offset realized capital gains in the current fiscal year for Matthews Asia Pacific Fund, Matthews Asian Technology Fund and Matthews Japan Fund were $388,642, $952,660 and $6,581,013, respectively.

H.	RECLASSIFICATIONS: Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributable to net realized gains on PFICs, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends-paid deduction for income tax purposes, foreign currency gain reclassification, non-deductible organization costs, write-off of net operating losses, application of foreign tax credit to short-term gain and recharacterization of distributions. For the year ended December 31, 2006, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain (loss) as follows:

	INCREASE/ (DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED REALIZED GAIN/(LOSS)
Matthews Asia Pacific Fund	($141)	($36,593)	$36,734
Matthews Asia Pacific Equity Income	—	(5,232)	5,232
Matthews Pacific Tiger Fund	—	(1,254,996)	1,254,996
Matthews Asian Growth and Income Fund	—	(5,175,186)	5,175,186
Matthews Asian Technology Fund	(368,166)	258,652	109,514
Matthews China Fund	—	(13,986)	13,986
Matthews India Fund	(741,459)	329,181	412,278
Matthews Japan Fund	—	1,513,706	(1,513,706)
Matthews Korea Fund	9,117,561	325,842	(9,443,403)

I.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

J.	USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the U. S. requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

K.	OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except for certain dividends which are recorded as soon as the dividend information becomes available.

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NOTES TO FINANCIAL STATEMENTS

L.	CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

MATTHEWS ASIA PACIFIC FUND

	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	14,546,817	$231,141,309	13,086,449	$173,223,859
Shares issued through reinvestment of distributions	617,765	10,267,292	60,710	898,508
Shares redeemed	(7,738,962)	(119,682,592)	(2,906,668)	(38,272,322)

Net increase	7,425,620	$121,726,009	10,240,491	$135,850,045

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND*

	PERIOD ENDED DECEMBER 31, 2006
	SHARES	AMOUNT
Shares sold	2,392,917	$24,738,894
Shares issued through reinvestment of distributions	2,507	26,502
Shares redeemed	(4,405)	(46,454)

Net increase	2,391,019	$24,718,942

MATTHEWS PACIFIC TIGER FUND

	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	60,856,753	$1,258,960,286	64,184,515	$1,110,099,032
Shares issued through reinvestment of distributions	3,349,416	77,806,911	870,887	16,633,868
Shares redeemed	(30,332,221)	(622,728,778)	(13,370,046)	(223,102,880)

Net increase	33,873,948	$714,038,419	51,685,356	$903,630,020

MATTHEWS ASIAN GROWTH AND INCOME FUND

	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	18,050,785	$332,587,165	24,991,066	$414,514,541
Shares issued through reinvestment of distributions	12,110,960	221,323,648	5,812,654	98,566,212
Shares redeemed	(19,778,530)	(363,071,397)	(11,146,262)	(186,662,880)

Net increase	10,383,215	$190,839,416	19,657,458	$326,417,873

MATTHEWS ASIAN TECHNOLOGY FUND

	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	14,633,551	$103,517,457	3,435,036	$19,849,964
Shares redeemed	(5,954,824)	(40,991,923)	(2,846,047)	(15,711,180)

Net increase	8,678,727	$62,525,534	588,989	$4,138,784

*	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.

90	MATTHEWS ASIAN FUNDS

DECEMBER 31,2006

MATTHEWS CHINA FUND

	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	22,977,777	$440,794,850	9,194,450	$131,362,996
Shares issued through reinvestment of distributions	240,493	5,358,057	346,268	5,110,926
Shares redeemed	(9,567,298)	(172,225,029)	(10,322,622)	(147,636,997)

Net increase (decrease)	13,650,972	$273,927,878	(781,904)	($11,163,075)

MATTHEWS INDIA FUND**

	YEAR ENDED DECEMBER 31, 2006		PERIOD ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	53,857,909	$701,356,793	7,170,772	$77,229,481
Shares redeemed	(17,676,868)	(219,068,675)	(22,120)	(244,751)

Net increase	36,181,041	$482,288,118	7,148,652	$76,984,730

MATTHEWS JAPAN FUND

	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	11,061,406	$204,528,465	13,210,553	$217,696,216
Shares issued through reinvestment of distributions	—	—	26,877	492,118
Shares redeemed	(14,950,387)	(264,446,149)	(5,782,099)	(91,887,980)

Net increase (decrease)	(3,888,981)	($59,917,684)	7,455,331	$126,300,354

MATTHEWS KOREA FUND

	YEAR ENDED DECEMBER 31, 2006		YEAR ENDED DECEMBER 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	21,963,993	$145,622,702	23,362,309	$121,934,826
Shares issued through reinvestment of distributions	5,136,303	31,793,720	642,702	4,029,742
Shares redeemed	(30,733,410)	(197,197,960)	(12,987,781)	(63,110,188)

Net increase (decrease)	(3,633,114)	($19,781,538)	11,017,230	$62,854,380

**	The Matthews India Fund commenced operations on October 31, 2005.

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

M.	NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No.48, “Accounting for Uncertainty in Income Taxes and Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management is currently evaluating the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

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NOTES TO FINANCIAL STATEMENTS

In addition, in September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND SERVICE PROVIDERS

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net asset value for the month. The fee is charged at a rate of 0.75% of average daily net assets if assets in the Trust complex (the “complex”) are up to $2 billion. The rate is reduced to 0.70% of average daily net assets between $2 billion and $5 billion and reduced to 0.65% of average daily net assets over $5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fees to 0.6834% of average daily net assets between $3 billion and $4 billion and to 0.667% of average daily net assets between $4 billion and $5 billion.

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. The Funds paid the Independent Trustees $306,000 in aggregate for regular compensation during the year ended December 31, 2006; no special compensation was paid during this period. Investment advisory fees charged and waived, for the year ended December 31, 2006, were as follows:

	VOLUNTARY EXPENSE LIMITATION	GROSS ADVISORY FEES	ADVISORY FEES WAIVED PER MANAGEMENT FEE SCHEDULE
Matthews Asia Pacific Fund	1.90%	$2,722,715	($28,681)
Matthews Asia Pacific Equity Income Fund	1.50%	14,962	(139)
Matthews Pacific Tiger Fund	1.90%	19,540,448	(205,739)
Matthews Asian Growth and Income Fund	1.90%	12,848,587	(136,023)
Matthews Asian Technology Fund	2.00%	636,719	(6,666)
Matthews China Fund	2.00%	4,111,845	(42,966)
Matthews India Fund	2.00%	2,918,233	(30,041)
Matthews Japan Fund	2.00%	2,614,584	(27,853)
Matthews Korea Fund	2.00%	1,958,895	(20,894)

92	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

	ADVISORY FEES WAIVED IN EXCESS OF THE EXPENSE LIMITATION	ADVISORY FEES RECOVERED THAT WERE PREVIOUSLY WAIVED	NET ADVISORY FEES
Matthews Asia Pacific Fund	$—	$—	$2,694,034
Matthews Asia Pacific Equity Income Fund	(30,160)	—	(15,337)
Matthews Pacific Tiger Fund	—	—	19,334,709
Matthews Asian Growth and Income Fund	—	—	12,712,564
Matthews Asian Technology Fund	—	—	630,053
Matthews China Fund	—	—	4,068,879
Matthews India Fund	—	37,688	2,925,880
Matthews Japan Fund	—	—	2,586,731
Matthews Korea Fund	—	—	1,938,001

The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a Fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by such Fund within the following three years provided that such Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations.

At December 31, 2006, the Matthews Asia Pacific Equity Income Fund had $30,160 available for recoupment by the Advisor.

The Funds have an administration shareholder servicing agreement, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities based on each Fund’s average daily net assets. The fee is charged at a rate of 0.25% of average daily net assets if assets in the complex are up to $2 billion. The rate is reduced to 0.20% of average daily net assets between $2 billion and $5 billion, reduced to 0.15% of average daily net assets over $5 billion and reduced to 0.125% of average daily net assets over $7.5 billion. Additionally, the Advisor has voluntarily agreed to reduce its fee rate for assets between $3 and $4 billion to 0.1834% of average daily net assets, and for assets between $4 and $5 billion to 0.1667% of average daily net assets.

Administration and shareholder servicing fees charged and waived, for the year ended December 31, 2006, were as follows:

	GROSS ADMINISTRATION & SHAREHOLDER SERVICING FEES	ADMINISTRATION & SHAREHOLDER SERVICING FEES WAIVED	NET ADMINISTRATION & SHAREHOLDER SERVICING FEES	NET FEES IN BASIS POINTS
Matthews Asia Pacific Fund	$782,661	($28,681)	$753,980	0.19%
Matthews Asia Pacific Equity Income Fund	4,182	(138)	4,044	0.19%
Matthews Pacific Tiger Fund	5,616,404	(205,739)	5,410,665	0.19%
Matthews Asian Growth and Income Fund	3,697,126	(136,022)	3,561,104	0.19%
Matthews Asian Technology Fund	182,783	(6,665)	176,118	0.19%
Matthews China Fund	1,179,902	(42,965)	1,136,937	0.19%
Matthews India Fund	834,931	(30,042)	804,889	0.19%
Matthews Japan Fund	753,381	(27,853)	725,528	0.19%
Matthews Korea Fund	564,558	(20,894)	543,664	0.19%

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NOTES TO FINANCIAL STATEMENTS

The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the year ended December 31, 2006 are reflected in the Statement of Operations as follows:

	TRANSFER AGENT FEES	ADMINISTRATION & SHAREHOLDER SERVICING FEES	TOTAL
Matthews Asia Pacific Fund	$435,940	$217,970	$653,910
Matthews Asia Pacific Equity Income Fund	667	333	1,000
Matthews Pacific Tiger Fund	2,426,255	1,213,128	3,639,383
Matthews Asian Growth and Income Fund	2,259,139	1,129,569	3,388,708
Matthews Asian Technology Fund	109,522	54,761	164,283
Matthews China Fund	677,087	338,544	1,015,631
Matthews India Fund	486,652	243,326	729,978
Matthews Japan Fund	476,174	238,087	714,261
Matthews Korea Fund	302,371	151,186	453,557

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, serves as the Trust’s

Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for PFPC Transfer Agency services for the year ended December 31, 2006 were $1,344,910. Beginning September 1, 2005, PFPC agreed to waive a portion of its Administration & Accounting services fees. The waiver is $25,000 annually and is allocated evenly across the Funds. Total fees accrued by the Funds and waived by PFPC for Administration & Accounting services for the year ended December 31, 2006 were as follows:

	GROSS ADMINISTRATION & ACCOUNTING FEES	ADMINISTRATION & ACCOUNTING FEES WAIVED	NET ADMINISTRATION & ACCOUNTING FEES
Matthews Asia Pacific Fund	$120,099	($3,067)	$117,032
Matthews Asia Pacific Equity Income Fund	642	(464)	178
Matthews Pacific Tiger Fund	852,229	(3,067)	849,162
Matthews Asian Growth and Income Fund	561,265	(3,067)	558,198
Matthews Asian Technology Fund	29,263	(3,067)	26,196
Matthews China Fund	180,408	(3,067)	177,341
Matthews India Fund	128,274	(3,067)	125,207
Matthews Japan Fund	115,541	(3,067)	112,474
Matthews Korea Fund	86,970	(3,067)	83,903

The Bank of New York serves as custodian to the Trust. PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.

3.	INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 2006, excluding short-term investments, were as follows:

	AFFILIATED PURCHASES	AFFILIATED PROCEEDS FROM SALES	UNAFFILIATED PURCHASES	UNAFFILIATED PROCEEDS FROM SALES
Matthews Asia Pacific Fund	$—	$—	$268,705,600	$156,192,204
Matthews Asia Pacific Equity Income Fund	—	—	23,999,685	—
Matthews Pacific Tiger Fund	98,170,278	71,616,798	1,072,906,312	447,571,853
Matthews Asian Growth and Income Fund	10,908,119	—	503,397,232	534,075,695
Matthews Asian Technology Fund	—	—	94,025,849	31,429,074
Matthews China Fund	13,146,648	—	314,138,650	68,701,327
Matthews India Fund	—	—	567,072,080	88,276,355
Matthews Japan Fund	—	—	221,525,808	274,469,612
Matthews Korea Fund	—	—	71,474,546	115,271,527

94	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

4.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the period January 1, 2006 through December 31, 2006, the referenced funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other funds in the Trust may also have held voting shares of these issuers at levels below 5%.

Matthews Pacific Tiger Fund

Name of Issuer:	SHARES HELD AT DEC. 31, 2005	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT DEC. 31, 2006	VALUE AT DEC. 31, 2006	DIVIDEND INCOME JAN. 1, 2006 – DEC. 31, 2006

Dickson Concepts International, Ltd.	12,040,400	16,294,500	—	28,334,900	$28,814,659	$1,105,594
Dynasty Fine Wines Group, Ltd.	22,652,000	55,210,000	—	77,862,000	28,228,641	498,204
Giordano International, Ltd.	81,203,000	—	—	81,203,000	44,368,660	2,773,168
Hyflux, Ltd.	26,074,187	11,632,000	—	37,706,187	57,281,445	292,930
Integrated Distribution Services Group, Ltd.	17,642,000	2,927,000	3,081,000	17,488,000	31,836,016	556,499
PICC Property & Casualty Co., Ltd. H Shares*	187,794,000	—	187,794,000	—	—	—
SA SA International Holdings, Ltd.	67,740,000	16,728,000	—	84,468,000	28,234,550	1,847,065
Titan Industries, Ltd.	753,571	1,540,407	64,424	2,229,554	43,319,136	147,824
Travelsky Technology, Ltd. H Shares	20,406,000	—	—	20,406,000	31,114,146	585,453

Total Affiliates					$293,197,253	$7,806,737

*	Issuer was not an affiliated company as of December 31, 2006.

Matthews Asian Growth and Income Fund

Name of Issuer:	SHARES HELD AT DEC. 31, 2005	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT DEC. 31, 2006	VALUE AT DEC. 31, 2006	DIVIDEND INCOME JAN. 1, 2006 – DEC. 31, 2006
I-CABLE Communications, Ltd.	64,332,000	50,389,000	—	114,721,000	$26,842,912	$856,867

Total Affiliates					$26,842,912	$856,867

Matthews China Fund

Name of Issuer:	SHARES HELD AT DEC.31, 2005	SHARES PURCHASED	SHARES SOLD	SHARES HELD AT DEC.31, 2006	VALUE AT DEC. 31, 2006	DIVIDEND INCOME JAN. 1, 2006 – DEC. 31, 2006
Kingdee International Software Group Co., Ltd.	—	23,378,000	—	23,378,000	$12,382,829	$—
Lianhua Supermarket Holdings Co., Ltd. H Shares	8,510,000	2,471,000	—	10,981,000	13,129,257	168,204

Total Affiliates					$25,512,086	$168,204

800.789.ASIA [2742] www.matthewsfunds.com	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Matthews Asian Funds,

We have audited the accompanying statements of assets and liabilities of Matthews Asian Funds (comprising the Matthews Asia Pacific Fund, Matthews Asia Pacific Equity Income Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund, collectively referred to as the “Funds”), including the schedules of investments as of December 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate accounting procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthews Asian Funds as of December 31, 2006, the results of their operations, changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT WELLER & BAKER, LLP

Philadelphia, Pennsylvania

February 12, 2007

96	MATTHEWS ASIAN FUNDS

TAX INFORMATION (Unaudited)

1.	Qualified Dividend Income

The Funds designate a portion of the ordinary income distributed during the year ended December 31, 2006 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:

QDI Portion
Matthews Asia Pacific Fund	100.00%
Matthews Asia Pacific Equity Income Fund	8.82%
Matthews Pacific Tiger Fund	65.80%
Matthews Asian Growth and Income Fund	35.62%
Matthews China Fund	86.82%
Matthews Korea Fund	100.00%

2.	Long-Term Capital Gain Dividends

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2006 as follows:

Long-Term Capital Gains
Matthews Asia Pacific Fund	$12,307,363
Matthews Pacific Tiger Fund	66,469,386
Matthews Asian Growth and Income Fund	171,784,884
Matthews Korea Fund	41,609,672

3.	Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2006 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
Matthews Asia Pacific Fund	$7,059,466	$419,735
Matthews Asia Pacific Equity Income Fund	58,680	603
Matthews Pacific Tiger Fund	67,605,921	4,479,565
Matthews Asian Growth and Income Fund	55,597,461	3,245,134
Matthews Korea Fund	3,811,098	627,486

800.789.ASIA [2742] www.matthewsfunds.com	97

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Funds have retained Matthews International Capital Management, LLC (the “Advisor”) to manage their assets pursuant to an Investment Advisory Agreement with Matthews Asian Funds (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

At a meeting held on August 11, 2006, the Board considered the approval of the Advisory Agreement, and approved the Advisory Agreement, to be effective with respect to the Matthews Asia Pacific Equity Income Fund upon commencement of the operations of the Fund, and considered the continuance of the Advisory Agreement, and approved the continuance of the Advisory Agreement, with respect to each other Fund, for an additional one-year period ending August 31, 2007. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board’s determinations as summarized below. Below is a summary of the factors considered by the Board approving the Advisory Agreement with respect to the Matthews Asia Pacific Equity Income Fund and approving the continuance of the Advisory Agreement with respect to each other Fund.

•

The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the experience and qualifications of the personnel at the Advisor who are and would be responsible for providing services to the Funds and who are and would be responsible for the daily management of the Funds’ investment objectives, and also reviewed significant recent additions to the Advisor’s personnel. The Board considered the Advisor’s succession plan in the event key personnel are no longer employed by the Advisor and the Advisor’s disaster recovery and business continuity plan, as well as the additional efforts the Advisor is in the process of implementing with respect to its disaster recovery plan. The Board also considered the Chief Compliance Officer’s report regarding the compliance resources, programs and structures of the Advisor, including the compliance records of the Advisor and the supervision of the Funds’ transfer agent by the Advisor. The Board also noted that the extent of the Advisor’s resources committed to marketing and distribution was consistent with responsible Fund growth. The Board took note of the fact that the Advisor had added personnel in key positions and believes that hiring and retaining good personnel and top executives requires a long-term vision for the Funds. The Board concluded that the Advisor had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

•

The investment performance of the Advisor. The Trustees reviewed the anticipated performance of the Matthews Asia Pacific Equity Income Fund within its first year of operations and thereafter. The Trustees also reviewed short-term and long-term performance of each of the other Funds, on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees recognized the limitations of peer group comparisons due to the narrow mandates of the Funds and the small number of country-specific funds that invest in Asia. The Trustees also reviewed both the Lipper and Morningstar rankings for each of the Funds.

For Matthews Asia Pacific Fund, it was noted that, as a relatively new Fund, there was less performance history to measure, but even so, it was noted that the Fund’s performance was below that of its benchmark index and the average performance of its peer funds in the one-year and two-year periods. The Board also noted the Fund’s positive absolute performance over every period measured.

98	MATTHEWS ASIAN FUNDS

For Matthews Pacific Tiger Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the three-year, five-year and 10-year periods, and the Fund outperformed all of the benchmark indices for the three-year, five-year, 10-year and since-inception periods. The Fund slightly underperformed the average performance of its peer funds in the one-year period. The Board also noted the Fund’s positive absolute performance over every period measured.

For Matthews Asian Growth and Income Fund, it was noted that the Fund is the top-performing fund for the 10-year and since-inception periods in comparison to both the benchmark indices and its peer funds. The Fund also outperformed both the benchmark indices and the average performance of its peer funds in the five-year and 10-year periods. The Fund marginally underperformed the benchmark indices and peer funds in the one-year, two-year and three-year periods. The Board also noted the Fund’s positive absolute performance over such periods.

For Matthews Asian Technology Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the one-year, three-year and five-year periods, and the Fund outperformed the benchmark indices and a majority of its peer funds for the one-year, three-year and five-year periods. The Fund also outperformed the benchmark indices for the since-inception period.

For Matthews China Fund, it was noted that the Fund underperformed the benchmark index for the one-year and three-year periods and outperformed the index for the five-year period. The Board noted that the underperformance had been addressed to the Trustees’ satisfaction by the Advisor. The Trustees also noted the Fund’s positive absolute performance over such periods. The Trustees noted that most of the Fund’s peers compare to different indices and invest in different markets, such as Hong Kong.

For Matthews India Fund, it was noted that, as a new fund, there was little performance information available for analysis. Though this was the case, the Board noted that the Fund had positive performance to date, but was underperforming its peer funds since inception.

For Matthews Japan Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the three-year and five-year periods, and the Fund outperformed all of the benchmark indices for the three-year, five-year and since-inception periods. The Board also noted that the Fund underperformed benchmark indices and peer funds for the one-year period ended June 30, 2006.

For Matthews Korea Fund, it was noted that the Fund’s performance was more favorable than the average return of its peer funds over the one-year, three-year, five-year and 10-year periods, and the Fund outperformed all of the benchmark indices for the five-year, 10-year and since-inception periods. The Fund also outperformed one of its benchmark indices for the one-year, three-year, five-year and ten-year periods. The Board also noted the Fund’s positive absolute performance over every period measured.

The Board was satisfied with the Matthews Asia Pacific Equity Income Fund’s anticipated performance and the other Funds’ overall performance records. The Board also reviewed the Advisor’s trading policies and efforts to obtain best overall execution for the Funds in the various markets where the Funds’ securities are traded. The Board took note of the relatively low turnover rates in the various Funds and the Advisor’s consistent adherence to its investment methodology (fundamental bottom-up driven investment selection).

800.789.ASIA [2742] www.matthewsfunds.com	99

APPROVAL OF INVESTMENT

ADVISORY AGREEMENT (Unaudited) (continued)

•

The extent to which the Advisor realizes economies of scale as the Funds grow larger and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that the Advisor has realized, and expects to continue to realize, economies of scale in managing and administering the Funds as the assets of the Funds grow. The Advisor continues to share economies of scale with the Funds by reaping a certain level of profits but also investing capital back into the company through spending to position the Funds for further growth. The Board considered various categories of expenses and the extent to which economies of scale could be expected to be realized with respect to such expense categories at current levels and expected future levels. The Board also noted the breakpoints in the administrative and advisory and other fee structures, including voluntary fee waivers of the Advisor’s fees. The Board concluded that the fee structures, including the contractual breakpoints, are reasonable and appropriately result in a sharing of economies of scale at current asset levels and in the future. Nevertheless, the Board considered revisiting this issue in the future as the Funds’ assets grow in excess of the highest existing breakpoint.

•

The costs of the services provided by the Advisor and Others. The Board considered the advisory fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Board considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers.

For Matthews Asia Pacific Fund, it was noted that the gross advisory fee rates and the total expense ratio are lower than most of the funds in the Fund’s peer group.

For each of Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund and Matthews China Fund, it was noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the operating expense ratio, the shareholder servicing agent expense rates and the transfer agent and custodian expense rates are all lower than most of the funds in each Fund’s peer group.

For Matthews Asian Technology Fund, it was noted that the gross advisory fee rates, the total expense ratio, the operating expense ratio and the transfer agent and custodian expense ratio are all at or slightly below the median expenses of the Fund’s peer group.

For Matthews India Fund, it was noted that the gross advisory fee rates and total expense ratio are lower than most funds in the Fund’s peer group. It was further noted that the contractual management fees and actual advisory fees of the Fund were the lowest in the peer group.

For Matthews Japan Fund and Matthews Korea Fund, it was noted that the gross advisory fee rates, the total expense ratio, the operating expense ratio and the transfer agent and custodian expense ratio are all lower than most of the funds in each Fund’s peer group.

The Board compared the Advisor’s advisory fees with those of the Advisor’s separate accounts and other investment products, noting that the Funds’ advisory fees appeared to be appropriate in comparison and taking into account differences between these products and the Funds, including the differences in the frequency of net asset value calculations. The Board considered various specific Fund expenses, including the custody fees and transfer agent fees. The Board noted the Advisor’s efforts that resulted in, for each of the Funds, (a) reduced expenses under the administration and shareholders services plan, (b) reduced expenses under the voluntary fee waivers, (c) reduced custodian expenses, (d) lower commission rates, and (e) reduced transfer agency fees. The Board concluded that the Advisor’s advisory fee ratio and the Funds’ expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.

100	MATTHEWS ASIAN FUNDS

•

The profits to be realized by the Advisor and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers. The Board noted that the Advisor’s pretax profit margin appeared to be reasonable in relation to known industry standards; the Advisor is sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as investment advisor of the Funds, without being excessively profitable. It was noted that, as the revenue of the Advisor has increased, so have its expenditures on information technology and personnel. It was noted that the Advisor’s continued upgrading of the trading, research, compliance, disaster recovery and other technological systems should increase the Advisor’s capacity, speed and reliability in providing services to the Funds, poising the Advisor and the Funds for the next phase of growth. The Board also considered that the additional benefits derived by the Advisor from its relationship with the Funds primarily relate to research benefits received in exchange for “soft dollars.” After such review, the Board determined that the profitability rate to the Advisor with respect to the Advisory Agreement is fair and reasonable in consideration of the services it provides and will provide to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund, and that each Fund’s shareholders received and would receive reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the approval of the Advisory Agreement with respect to the Matthews India Fund and the continuance of the Advisory Agreement with respect to each other Fund would be in the best interests of each Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or the Advisor upon 60 days’ written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

800.789.ASIA [2742] www.matthewsfunds.com	101

TRUSTEES AND OFFICERS OF THE FUNDS (Unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund trustees, is available without charge by calling (800) 789-ASIA [2742] or by visiting the funds’ website, www.matthewsfunds. com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

Geoffrey H. Bobroff Born 1944 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Since 2006	President, Bobroff Consulting, Inc. (since 1993).	9	None

Robert K. Connolly Born 1932 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 1994	Retired since 1990. Prior thereto: Institutional Sales Manager and Securities Ana- lyst for Barrington Research Associates.	9	None

Toshi Shibano Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	President, Toshi Shibano Consulting, Inc. since 1995; Adjunct Associate Professor, Columbia Graduate School of Business since 2001; Adjunct Professor, Thunderbird American Graduate School of International Management 2000–2005; Faculty, General Electric Corporate Leadership Development Center since 2000; Executive Education Lecturer, Haas School of Business, University of California at Berkeley since 1995.	9	None

Rhoda Rossman Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Senior Vice President, Treasurer, Portfolio Manager (since 2003); Vice President and Treasurer (2001–2003); Assistant Vice President (1999–2001); Portfolio Manager (1997-2001), The PMI Group, Inc.	9	Director of each of PMI Mortgage Insurance Co., PMI Mortgage Guaranty Co., PMI Mortgage Services Co., Residential Guaranty Co., Residential Insurance Co., PMI Securities Co., Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation, PMI Mortgage Insurance Ltd., PMI Mortgage Insurance Australia (Holdings) Pty. Limited, and PMI Indemnity, Limited.
INTERESTED TRUSTEES [2]
G. Paul Matthews Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	Since 1994	Chairman and Chief Investment Officer, Matthews International Capital Management, LLC since 1991.	9	N/A

102	MATTHEWS ASIAN FUNDS

DECEMBER 31, 2006

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee
OFFICER(S) WHO ARE NOT TRUSTEES[2]
Mark W. Headley Born 1959 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 1999	Chief Executive Officer since 2001, President (1999–2007), Portfolio Manager since 1996, Matthews International Capital Management, LLC.	N/A	N/A

Andrew T. Foster Born 1974 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2005	Director of Research and Portfolio Manager, Matthews International Capital Management, LLC since 2003; Student at INSEAD, Fontainebleau, France; M.B.A, in 2002; Analyst, Matthews International Capital Management, LLC, 1998–2001.	N/A	N/A

John P. McGowan Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Chief Operating Officer, Matthews Inter- national Capital Management, LLC, since 2004; Chief Operating Officer, Treasurer, and Chief Compliance Officer, Forward Management LLC, 1998–2004.	N/A	N/A

Shai Malka Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Senior Manager of Fund Accounting and Operations since 2004, Manager of Fund Accounting (2003–2004), Fund Accountant (2000–2003), Matthews International Capital Management, LLC; Supervisor of Fund Accounting, SEI Investments, 1999–2000.	N/A	N/A

Manoj K. Pombra Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer	Since 2005	Chief Compliance Officer, Matthews International Capital Management, LLC since March 2005; Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments, April 2001–March 2005; Senior Financial Reporting Manager, InfoUSA. com, May 2000–March 2001.	N/A	N/A

[1]	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

[2]

This trustee and officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor and an office held with the trust or Matthews International Capital Management, LLC.

800.789.ASIA [2742] www.matthewsfunds.com	103

MATTHEWS ASIAN FUNDS

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800-789-ASIA [2742]

CUSTODIAN

The Bank of New York

One Wall Street

New York, NY 10286

ACCOUNT SERVICES

PFPC Inc.

P.O. Box 9791

Providence, RI 02940

800-789-ASIA [2742]

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

104	MATTHEWS ASIAN FUNDS

FOR MORE INFORMATION ABOUT
MATTHEWS ASIAN FUNDS
800.789.ASIA [2742]
www.matthewsfunds.com

©2007 Matthews International Capital Management, LLC
MATAR-1206-300M-FST

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)	As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Toshi Shibano, and that Mr. Shibano is “independent.”

(b)

Prof. Shibano is an Associate Professor of Accounting at the Thunderbird American Graduate School of International Management , an adjunct Associate Professor at the Columbia Graduate School of Business and a member of the Faculty of the General Electric Corporate Leadership Development Center. He also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, and has served on the faculties of Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above. Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $110,250 for the fiscal year ended December 31, 2005 and $150,000 for the fiscal year ended December 31, 2006.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2006.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2006.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2006.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)	The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 5 shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 5(b) apply to pre-approvals under this Section (c) as well, except that the “total amount of revenues” calculation for Section 5(c) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2006.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Matthews International Funds

By (Signature and Title)*	/s/ G. Paul Matthews
G. Paul Matthews, President (principal executive officer)

Date March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Paul Matthews
G. Paul Matthews, President (principal executive officer)

Date March 7, 2007

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer (principal financial officer)

Date March 7, 2007

*	Print the name and title of each signing officer under his or her signature.